SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

      Filed by the registrant ☒

      Filed by a party other than the registrant ☐

      Check the appropriate box:

      ☐ Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     ☒  Definitive proxy statement

      ☐  Definitive additional materials

      ☐ Soliciting material pursuant to § 240.14a-12

Meadowbrook Insurance Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      ☒  No fee required.

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      ☐ Fee paid previously with preliminary materials.

      ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

MEADOWBROOK INSURANCE GROUP, INC.

26600 Telegraph Road

Southfield, Michigan 48034
(248) 358-1100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date: May 11, 2004
Time: 2:00 p.m., Eastern Daylight Savings Time

Place:	Temple Beth El 7400 Telegraph Road Bloomfield Hills, Michigan 48301 (located on the northwest corner of 14 Mile Road and Telegraph Road)

      We invite you to attend the Meadowbrook Insurance Group, Inc. Annual Meeting of Stockholders to:

1.	Elect five directors for a three-year term expiring in 2007 or until the election and qualification of their successors;

2.	Ratify the appointment of PricewaterhouseCoopers, LLP as the Company’s independent accountants;

3.	Approval of the Restatement and Amendment of the 1995 and 2002 Stock Option Plans to permit Restricted Stock Awards; and

4.	Transact any other business that is properly submitted before the Annual Meeting or any adjournments of the Annual Meeting.

      The record date for the Annual Meeting is March 16, 2004. Only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting. This Notice was mailed only to those stockholders.

      A proxy statement follows in this booklet and a proxy card and the Company’s 2003 Annual Report are enclosed. Whether you plan to attend the meeting or not, whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. You may vote by completing, signing, dating and returning the enclosed proxy card in the enclosed envelope.

By Order of the Board of Directors,

Michael G. Costello
Secretary

Southfield, Michigan

Dated: April 5, 2004

IF YOU DO NOT EXPECT TO ATTEND THE MEETING

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT QUESTIONS AND ANSWERS
THE FIRST PROPOSAL ON WHICH YOU ARE VOTING -- THE ELECTION OF FIVE DIRECTORS
INFORMATION ABOUT THE NOMINEES, THE INCUMBENT DIRECTORS AND OTHER EXECUTIVE OFFICERS
COMMITTEES AND MEETINGS OF DIRECTORS
ATTENDANCE AT MEETINGS
EXECUTIVE SESSIONS
COMMUNICATIONS TO THE BOARD OF DIRECTORS AND TO INDIVIDUAL MEMBERS OF THE BOARD
GOVERNANCE AND NOMINATING COMMITTEE
CODE OF ETHICS
REPORT OF THE AUDIT COMMITTEE
COMPENSATION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS WITH MANAGEMENT AND RELATED PARTY TRANSACTIONS
EXECUTIVE COMPENSATION
EMPLOYMENT CONTRACTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
THE SECOND PROPOSAL ON WHICH YOU ARE VOTING RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
AUDIT FEES
AUDIT RELATED FEES
TAX FEES
ALL OTHER FEES
AUDIT COMMITTEE FINANCIAL EXPERT
AUDITOR INDEPENDENCE
THE THIRD PROPOSAL ON WHICH YOU ARE VOTING AMENDMENT AND RESTATEMENT OF THE 1995 AND 2002 STOCK OPTION
PLANS TO PERMIT RESTRICTED STOCK AWARDS
OTHER MATTERS
APPENDICE
AUDIT COMMITTEE CHARTER
COMPENSATION COMMITTEE CHARTER
FINANCE COMMITTEE CHARTER
GOVERNANCE AND NOMINATING COMMITTEE CHARTER
INVESTMENT COMMITTEE CHARTER
AMENDED AND RESTATED 1995 STOCK OPTION PLAN

MEADOWBROOK INSURANCE GROUP, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS

1. Q:	What is a proxy?

A: A proxy is a procedure which enables you, as a stockholder, to authorize someone else to cast your vote for you. The Board of Directors of Meadowbrook Insurance Group, Inc. (the “Company”) is soliciting your proxy, and asking you to authorize Merton J. Segal, Chairman of the Company; Robert S. Cubbin, the President and Chief Executive Officer of the Company or Michael G. Costello, the Senior Vice President, General Counsel and Secretary of the Company, to cast your vote for you at the 2004 Annual Meeting. You may, of course, cast your vote in person or abstain from voting, if you so choose. The term proxy is also used to refer to the person who is authorized by you to vote for you.

2. Q:	What are a proxy statement and a proxy card?

A: A proxy statement is the document the United States Securities and Exchange Commission (the “SEC”) requires to explain the matters on which you are asked to vote. A proxy card is the form by which you may authorize someone else, and in this case Mr. Segal, Mr. Cubbin or Mr. Costello, to cast your vote for you. This Proxy Statement and proxy card with respect to the Company’s 2004 Annual Meeting were mailed on or about April 7, 2004 to all stockholders entitled to vote at the Annual Meeting.

3. Q:	Who is entitled to vote?

A: Only holders of shares of the Company’s common stock at the close of business on March 16, 2004 (the “Record Date”) are entitled to vote at the Annual Meeting. Each stockholder of record has one vote for each share of common stock for each matter presented for a vote.

4. Q:	What will I vote on at the Annual Meeting?

A: At the Annual Meeting, stockholders will vote to:

(i)	Elect five directors for a three-year term expiring in 2007 or until the election and qualification of their successors;

(ii)	Ratify the appointment of PricewaterhouseCoopers, LLP as the Company’s independent accountants;

(iii)	Approve the Restatement and Amendment of the 1995 and 2002 Stock Option Plans to permit Restricted Stock Awards; and

(iv)	Transact any other business that is properly submitted before the Annual Meeting or any adjournments of the Annual Meeting.

5. Q:	How does the Board of Directors recommend I vote on the proposals?

A: The Board of Directors recommends a vote FOR each proposal.

6. Q:	How can I vote?

A: You can vote in person or by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card in the enclosed envelope. If you returned your signed proxy card to the Company before the Annual Meeting, the persons named as proxies on the card will vote your shares as you direct. Shares represented by proxies which are marked “WITHHELD” to vote for all five nominees for director, or for any individual nominee(s) for election as director(s) and which are not otherwise marked “FOR” the other nominees, will not be counted in determining whether a plurality vote has been received for the election of directors. Similarly, shares represented by proxies which are marked “ABSTAIN” on the proposal to ratify the appointment of PricewaterhouseCoopers, LLP and to approve the Restatement and Amendment of the 1995 and 2002 Stock Option Plans to permit Restricted Stock Awards, will not be counted in determining whether the requisite vote has been received for such proposal. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICE ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE. You may revoke a proxy at any time before the proxy is voted by:

(i)	Providing written notice of revocation to the Secretary of the Company at the address shown on the Notice of Annual Meeting of Stockholders on the first page of this booklet;

(ii)	Submitting another proxy that is properly signed and dated later; or

(iii)	Voting in person at the meeting (but only if the shares are registered in the Company’s records in your name and not in the name of a broker, dealer, bank or other third party).

7. Q:	Is my vote confidential?

A: Yes, your vote is confidential. Only the inspectors of election and certain employees associated with processing proxy cards and counting the votes have access to your proxy card. All comments received will be forwarded to management on an anonymous basis unless, of course, you ask that your name be disclosed.

8. Q:	What is a quorum?

A: There were 29,023,933 shares of the Company’s common stock outstanding on the Record Date. A majority of the outstanding shares, or 14,511,967 shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting. Abstentions and broker non-votes are counted as votes present. A broker non-vote is a proxy a broker submits that does not indicate a vote for the proposal, because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on the proposal.

9. Q:	How does voting work?

A: If a quorum exists at the Annual Meeting, a plurality vote, being the greatest number, of the shares voted, although not a majority, is required to elect the five nominees for director. The five nominees receiving the highest number of votes will be elected. If a quorum is present, the affirmative vote by the holders of a majority of the shares present, or represented by proxy, is required to ratify the reappointment of PricewaterhouseCoopers, LLP as the independent accountants of the Company and to approve the restatement and amendment of the 1995 and 2002 Stock Option Plans to permit restricted stock awards. Broker non-votes are excluded for each of these purposes. Therefore, a broker non-vote will have no effect on the proposals to elect the five nominees for director, ratify the reappointment of PricewaterhouseCoopers, LLP as the independent accountants or approve the Restatement and Amendment of the 1995 and 2002 Stock Option Plans to permit restricted stock awards.

The Company will vote properly executed proxies it receives prior to the Annual Meeting in the way you direct. If you do not specify instructions, the shares represented by proxies will be voted FOR the nominees for director, FOR the ratification of PricewaterhouseCoopers, LLP as the Company’s independent accountants and FOR the approval of the Restatement and Amendment of the 1995 and 2002 Stock Option Plans to permit Restricted Stock Awards. No other proposals are currently scheduled to be presented at the meeting.

10. Q:	Who pays for the costs of the Annual Meeting?

A: The Company pays the cost of preparing and printing the Proxy Statement and the proxy card, and soliciting proxies. The Company will solicit proxies primarily by mail, but also may solicit proxies personally and by telephone, facsimile or other means, including utilization of a third party solicitation firm. Officers and regular employees of the Company and its subsidiaries also may solicit proxies, but will receive no additional compensation for doing so, nor will their efforts result in more than a minimal cost to the Company. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of the Company’s common stock. If a third party solicitation firm is utilized to solicit proxies, the Company estimates that the cost for such service will approximate $6,500. The Company has not used such services in prior years.

11. Q:	When are stockholder proposals for the 2005 Annual Meeting due?

A: All stockholder proposals to be considered for inclusion in next year’s proxy statement under SEC Rule 14a-8 must be submitted in writing to the Secretary of the Company at the address shown on the Notice of Annual Meeting of Stockholders on the first page of this booklet by December 8, 2004.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on February 21, 2005 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on February 21, 2005.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

THE FIRST PROPOSAL ON WHICH YOU ARE VOTING —
THE ELECTION OF FIVE DIRECTORS

      The Company’s Board of Directors is divided into three classes with each class of directors elected to a three-year term of office. At each annual meeting of stockholders, stockholders elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting.

      This year you are voting on five candidates for director. The Company’s Board of Directors, acting upon the recommendation of the Governance and Nominating Committee has nominated: Merton J. Segal, Joseph S. Dresner, Ralph Milo, David K. Page and Herbert Tyner as directors with terms expiring in 2007. Each nominee currently serves as a director, has consented to their nomination and has agreed to serve as a director, if elected.

      If any of the nominees are unable to stand for election, the Company may vote the shares to elect a substitute nominee, nominated by the Board of Directors, or the number of directors to be elected at the Annual Meeting may be reduced.

      The Company’s Board of Directors recommends a vote FOR each of the nominees.

INFORMATION ABOUT THE NOMINEES, THE INCUMBENT DIRECTORS AND
OTHER EXECUTIVE OFFICERS

Independence Determination

      Our Board of Directors has determined that each of Messrs. Dresner, Greenberg, Milo, Naftaly, Page, Sturgis, Swider, Thal, Tyner, and Ms. Mark are independent as such term is defined in the New York Stock Exchange’s independence standards, as modified or supplemented, and these Directors have no other relationship that would impair such independence.

      The following is information about the nominees for election as a director, each of the directors whose term of office will continue after the meeting, and other individuals who are executive officers of the Company. The information is as of the date of record, March 16, 2004.

Nominees for Director — For Terms Expiring in 2007

      Merton J. Segal, age 75, is the Founder of the Company. Mr. Segal has been a Director since 1985 and is Chairman of the Board of Directors of the Company. Mr. Segal is a member of the Finance Committee and the Investment Committee of the Board of Directors of the Company. Further, Mr. Segal is a Director of the following subsidiaries of the Company: Star Insurance Company (“Star”), a property and casualty insurance company; Savers Property and Casualty Insurance Company (“Savers”), a property and casualty insurance company; Williamsburg National Insurance Company (“Williamsburg”), a property and casualty insurance company, Ameritrust Insurance Corporation (“Ameritrust”), a workers compensation insurance carrier and Meadowbrook, Inc.(“Meadowbrook”) an insurance agency and risk management subsidiary of the Company. Mr. Segal holds the designation of Chartered Property & Casualty Underwriter (“CPCU”) and is a Licensed Insurance Counselor (“LIC”).

      Joseph S. Dresner, age 78 and a Director since 1985, is Chairman of the Highland Companies, a Detroit-area-based developer and manager of commercial, industrial and residential properties. Mr. Dresner is the Chairman of the Investment Committee and a member of the Finance Committee of the Board of Directors of the Company.

      Ralph Milo, age 60, has been a Director since 2002. Mr. Milo is a member of the Board of Directors and serves as the President and Treasurer of Ocean Harbor Casualty Insurance Company, a casualty insurer located in New York City. From 1985 to 2001, he was Chairman and Chief Executive Officer of Clarendon Insurance Group, a national leader in program business. Previously, Mr. Milo was Vice President of General Reinsurance and a partner with the Coopers & Lybrand public accounting firm. Mr. Milo also served with the United States Internal Revenue Service. Mr. Milo is a member of the Audit Committee and the Finance Committee of the Board of Directors of the Company.

      David K. Page, age 70 and a Director since 2000, is a Partner in the Detroit, Michigan law firm of Honigman Miller Schwartz & Cohn. Mr. Page is the Chairman of the Finance Committee and a member of the Compensation Committee, the Investment Committee and the Governance and Nominating Committee of the Board of Directors of the Company.

      Herbert Tyner, age 73 and a Director since 1985, is Chief Executive Officer of Hartman & Tyner, Inc., a Detroit-based real estate developer with land, apartment developments and other real estate holdings in Michigan and Florida. Mr. Tyner is a member of the Compensation Committee of the Board of Directors of the Company.

Incumbent Directors — Terms Expiring in 2005

      Robert H. Naftaly, age 66 and a Director since 2002, is retired as President and Chief Executive Officer of PPOM, an independent operating subsidiary of Blue Cross Blue Shield of Michigan (“BCBSM”) and as Executive Vice President and Chief Operating Officer of BCBSM. Previously, Mr. Naftaly served as Vice President and General Auditor of Detroit Edison Company and was the Director of the Department of Management and Budget for the State of Michigan. He was a managing partner and founder of Geller, Naftaly, Herbach & Shapiro, a certified public accounting firm. He is the Chairman of the Compensation Committee and a member of the Audit Committee, the Finance Committee and the Governance and Nominating Committee of the Board of Directors of the Company.

      Robert W. Sturgis, age 62, and a Director since 2000, is retired as Director and Principal of Tillinghast-Towers Perrin, a global management and actuarial consulting firm. He is a member of the Audit Committee and the Finance Committee of the Board of Directors of the Company.

      Bruce E. Thal, age 72 and a Director since 1995, is a retired partner of Deloitte & Touche L.L.P., a public accounting firm. Mr. Thal is the Chairman of the Audit Committee and a member of the Investment Committee and the Finance Committee of the Board of Directors of the Company.

Incumbent Directors — Terms Expiring in 2006

      Robert S. Cubbin, age 46 and a Director since 1995, was appointed as President and Chief Executive Officer of the Company in May 2002. Prior to being named President and Chief Executive Officer, Mr. Cubbin served as President and Chief Operating Officer since February 1999. In 1999, Mr. Cubbin was also appointed Chairman of the Board of Directors of the following subsidiaries of the Company: Star, Savers, Williamsburg, Ameritrust and Meadowbrook. Mr. Cubbin is the President of Meadowbrook. From 1996 until his appointment as President and Chief Operating Officer in February 1999, Mr. Cubbin was a member of the Office of the President of the Company. Mr. Cubbin joined the Company in 1987, as Vice President and General Counsel. Prior to joining the Company, Mr. Cubbin, an attorney, was with Plunkett & Cooney, P.C., a Michigan law firm specializing in insurance law. Mr. Cubbin is a member of the Finance Committee and the Investment Committee of the Board of Directors of the Company.

      Hugh W. Greenberg, age 73 and a Director since 1985, is President of Detroit Gauge & Tool Company, which trades as DataNet Quality Systems, a developer of manufacturing quality control software and systems. Mr. Greenberg is the Chairman of the Governance and Nominating Committee and a member of the Audit Committee and the Finance Committee of the Board of Directors of the Company.

      Florine Mark, a Director since 1996, is President and Chief Executive Officer of The WW Group, Inc., the largest franchisee of Weight Watchers International. Ms. Mark is a member of the Governance and Nominating Committee and the Investment Committee of the Board of Directors of the Company.

      Irvin F. Swider, Sr., age 76 and a Director since 1990, is owner, President and Chief Executive Officer of Future Products Tool Corporation and Metal Punch, Inc., which are manufacturers of precision tooling. Mr. Swider has owned these companies since 1963.

Other Executive Officers

      The following is information about the Company’s other Executive Officers.

      Michael G. Costello, age 43, was appointed Senior Vice President, General Counsel and Secretary of the Company, Star, Savers, Ameritrust, Williamsburg and Meadowbrook in 1999. Previously, Mr. Costello served as Vice President and General Counsel of the Company, Star, Savers and Meadowbrook. Mr. Costello joined the Company in 1993 as Vice President and Assistant General Counsel. Mr. Costello was formerly a Shareholder with Plunkett & Cooney, P.C., a Michigan law firm specializing in insurance law.

      Karen M. Spaun, age 39, was appointed Chief Financial Officer in 2003. She has served as Senior Vice President and Chief Accounting Officer of the Company since 2002. That same year, she was elected Director, Vice President and Treasurer of Star, Savers, Ameritrust and Meadowbrook. In 2003, she was elected Director, Vice President and Treasurer of Williamsburg. Ms. Spaun joined the Company in 1998 as Director of Investor Relations. In 1997, Ms. Spaun served as Controller of CoverX, an excess and surplus lines broker. From 1993 to 1997 she served as Director of Financial Accounting at Citizens Insurance Company, a member of Allmerica Financial Corporation, in Howell, Michigan. Ms. Spaun previously held financial and accounting positions in public companies and the Coopers & Lybrand public accounting firm.

      Gregory L. Wilde, age 56, is Executive Vice President of the Company and is President of Star, Ameritrust and Williamsburg. Mr. Wilde joined the Company in 1999. He previously served as Regional Vice President for Crum & Forester, a national provider of insurance services, in their Detroit, Michigan office. From 1971 to 1996, he served in a variety of positions including Regional Vice President, with Aetna Casualty & Surety Company at their offices in Milwaukee, WI and Philadelphia, PA.

      Robert Christopher Spring, age 50, is Senior Vice President — Business Operations of the Company and President of the Company’s TPA Associates, Inc. (“TPA”) affiliates group which were acquired by the Company in 1999. Mr. Spring co-founded TPA Associates in 1993. He served as Executive Vice President of TPA from 1993 through 2000. He previously served as Assistant Vice President with American Mutual Insurance Companies from 1987 through 1989. From 1989 through 1993, Mr. Spring worked with Towers

Perrin as a risk management consultant. He began his career with Signature Group, an Illinois insurance company, in 1977.

COMMITTEES AND MEETINGS OF DIRECTORS

      The Board of Directors has established an Audit Committee, a Compensation Committee, a Finance Committee, an Investment Committee, and a Governance and Nominating Committee.

      Each of the Committees of the Board of Directors has adopted a written Charter. A current copy of each of the Committee’s Charter is attached as an appendice to this Proxy Statement and is also available at the Company’s website (“www.meadowbrook.com”).

      Audit Committee. The Audit Committee reviews the services provided by the Company’s independent accountants and actuaries, consults with the accountants and actuaries and reviews the need and adequacy of internal auditing procedures of the internal audit department of the Company and the adequacy of internal controls. The Audit Committee members are Bruce E. Thal, Chairman, Hugh W. Greenberg, Ralph Milo, Robert H. Naftaly and Robert W. Sturgis. The members of the Audit Committee satisfy the independence and experience requirements of the NYSE. The Audit Committee met twelve times in 2003. Please refer to the Audit Committee Report below, for details of the Committee’s proceedings during 2003.

      Compensation Committee. The Compensation Committee determines executive compensation and long-term incentive compensation awards. The Compensation Committee members are Robert H. Naftaly, Chairman, Hugh W. Greenberg, David K. Page, and Herbert Tyner. The Compensation Committee met eight times in 2003. Please refer to the Compensation Committee Report below for details of the Committee’s proceedings during 2003.

      Finance Committee. The Finance Committee reviews banking relationships, finances, acquisitions, litigation and the capital strategy of the Company. Members of the Finance Committee are David K. Page, Chairman, Joseph S. Dresner, Hugh W. Greenberg, Ralph Milo, Robert H. Naftaly, Bruce E. Thal, Robert W. Sturgis, Merton J. Segal and Robert S. Cubbin. The Finance Committee met eight times in 2003.

      Investment Committee. The Investment Committee reviews and approves investment transactions of the Company and its insurance company subsidiaries, reviews investment performance and establishes and monitors adherence to the Company’s Investment Policy Guidelines. The Investment Committee members are Joseph S. Dresner, Chairman, Robert S. Cubbin, Florine Mark, David K. Page, Merton J. Segal and Bruce E. Thal. The Investment Committee met six times in 2003.

      Governance and Nominating Committee. The Governance and Nominating Committee reviews the criteria for the selection of Senior Officers and Directors of the Company. The Committee monitors the Company’s review of its Directors’, Officers’ and employees’ compliance to the Company’s Code of Business Conduct and Ethics and is responsible for monitoring compliance and corporate governance related issues. The Governance and Nominating Committee members are Hugh W. Greenberg, Chairman, Florine Mark, David K. Page, and Robert H. Naftaly. The Governance and Nominating Committee met two times in 2003.

ATTENDANCE AT MEETINGS

      The Board of Directors met 4 times in 2003. Committees of the Board held 36 additional meetings in 2003. During 2003, each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which he/she served.

      Seven members of the Board of Directors attended the 2003 Annual Meeting.

      It is the Policy of the Board of Directors of the Company to encourage attendance by its members at all meetings of the Board and Committees of the Board.

EXECUTIVE SESSIONS

      Executive sessions of non-management directors were held at every meeting of the Board of Directors. The Audit Committee held executive sessions at eleven (11) of its twelve (12) meetings; the Compensation Committee held executive sessions at six (6) of its eight (8) meetings; and the Governance and Nominating Committee held executive sessions at one (1) of its two (2) meetings.

COMMUNICATIONS TO THE BOARD OF DIRECTORS
AND TO INDIVIDUAL MEMBERS OF THE BOARD

      Any Security Holder may communicate directly with the Board of Directors, or with any one or more individual Members of the Board. A Security Holder wishing to do so, should address the communication to “Board of Directors” or to one or more individual Members of the Board and submit the communication to the Company at the address of the Company noted on page 1 of this Notice of Meeting and Proxy Statement. All such communications received by the Company and addressed to the Board of Directors will be forwarded to the Chairman of the Board of Directors, or to the individual member or members of the Board, if addressed to them.

      All of these communications will be reviewed by our Secretary (1) to filter out communications that are not appropriate, specifically, spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder to the appropriate directors.

      Any interested party may communicate with our non-management directors by writing to:

Meadowbrook Insurance Group, Inc.

26600 Telegraph Road
Southfield, Michigan 48034
Attention: Non-Management Directors

GOVERNANCE AND NOMINATING COMMITTEE

      Our Board of Directors has a Governance and Nominating Committee which consists of four directors. Hugh W. Greenberg (Chairman), Florine Mark, David K. Page, and Robert H. Naftaly are the current members of this committee. The Governance and Nominating Committee identifies individuals to become board members and selects, or recommends for the board’s selection, director nominees to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies. During the fiscal year ended December 31, 2003, the Governance and Nominating Committee held two meetings.

      Our Board of Directors has adopted a written Charter for the Governance and Nominating Committee, a copy of which is attached as an appendix to this Proxy Statement and is also available to shareholders on our website, (“www.meadowbrook.com”). Each of the members of our Governance and Nominating Committee is independent as independence is defined in the New York Stock Exchange’s independence standards, as those standards have been modified or supplemented, and these Directors have no other relationship that would impair their independence.

      The Governance and Nominating Committee’s policy is to consider director candidates recommended by shareholders. Such recommendations must be made pursuant to timely notice in writing to:

Meadowbrook Insurance Group, Inc.

26600 Telegraph Road
Southfield, Michigan 48034-2438
Attention: Governance and Nominating Committee

      The Governance and Nominating Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Governance and Nominating Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the

Governance and Nominating Committee and the Company’s then current needs. The Governance & Nominating Committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, nominees have been existing directors or persons with significant experience in the insurance industry.

CODE OF ETHICS

      The Company has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commissions and in other public communications we make;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and

•	Accountability for adherence to the code.

      This Code of Ethics is attached to our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as Exhibit 14. We have also posted it on our website (“www.meadowbrook.com”). We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our Secretary at 26600 Telegraph Road, Southfield, Michigan 48034. We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code definition enumerated in Securities and Exchange Commission, Regulation S-K, Item 406(b) by posting such information on our website (“www.meadowbrook.com”) within five business days following the date of the amendment or waiver.

REPORT OF THE AUDIT COMMITTEE

      During 2003, the Audit Committee (the “Committee”) adopted a Charter outlining its duties and responsibilities on matters relating to financial reporting, internal audit, accounting practices, loss reserving and selection of the Company’s independent auditors.

      The Committee consists of all independent directors. The members are: Bruce E. Thal, Chairman, Robert H. Naftaly, Ralph Milo, Robert Sturgis and Hugh Greenberg. The Committee recommended and the Board of Directors approved the appointment of Bruce E. Thal as the Committee’s financial expert, in accordance with the Sarbanes-Oxley Act of 2002.

      In 2003, the Committee met with members of the Company’s financial management team at each of its meetings. The Company’s independent auditors attended Committee meetings. During 2003, the Committee also met with the Company’s independent actuarial consultants. During these meetings, the Committee held discussions with the independent auditors and the actuarial consultants relating to financial management, accounting practices, loss reserves, internal audit and other internal control related issues. The Committee also met in executive session with the Company’s independent auditors and actuarial consultants.

      The Committee recommended the engagement of PricewaterhouseCoopers, LLP as the Company’s independent auditors for 2004. Also, the Committee recommended and approved the Company’s use of

PricewaterhouseCoopers, LLP for tax compliance services in 2003. The Board of Directors approved both recommendations of the Committee.

      During 2003, the Committee reviewed the Company’s financial management with its independent auditors. The Committee reviewed the results of PricewaterhouseCoopers audit for 2003, as well as PricewaterhouseCooper’s audit plan for 2004. The Committee also received reports from PricewaterhouseCoopers, LLC and the Company’s Internal Audit Department relating to the requirements of Section 404 of the Sarbanes-Oxley Act. The Committee is responsible for overseeing the Company’s project plan, for complying with Section 404.

      The Committee has reviewed the audited financial statements in the Annual Report with Management.

      The Committee also discussed with the independent auditors other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standard Board Standard No. 1 (independence discussions with audit committees).

      In reliance on these reviews and discussions, and the report of the independent auditors, the Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

The Audit Committee

Bruce E. Thal, Chairman
Hugh W. Greenberg
Ralph Milo
Robert H. Naftaly
Robert W. Sturgis

COMPENSATION OF DIRECTORS

      During 2003, Directors, who are not employees of the Company, received an annual director’s fee of $7,500 per year and $600 for each Board or Committee meeting attended. Each outside Director who serves as Chairman of a Board Committee received an additional $2,500 annual fee for such service. Effective January 1, 2004, the annual fee for Directors who are not employees of the Company was set at $15,000 and fees for attending each meeting were increased to $750. Committee Chairman fees were not changed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of the Record Date the beneficial ownership of the Company’s Common Stock by: (i) each person known by the Company to beneficially own five percent or more of such shares, (ii) each nominee and incumbent director, (iii) each person named in the Summary Compensation Table under “Executive Compensation” on page 13 of this Proxy Statement, and (iv) all nominees and incumbent directors and Executive Officers as a group, together with their respective percentage ownership of the outstanding shares. Unless otherwise indicated, each individual has sole investment and voting power with respect to such shares.

	Amount and Nature of		Percent
Name of Beneficial Owner	Beneficial Ownership(1)		of Class

Directors and Executive Officers
Merton J. Segal (Executive Officer and Director)	3,217,670	(2,3)	11.0%
Robert S. Cubbin (Executive Officer and Director)	458,137	(4)	1.6
Michael G. Costello (Executive Officer)	157,780	(5)	*
Karen M. Spaun (Executive Officer)	27,210	(6)	*
Kenn R. Allen (Executive Officer)	79,501	(7)	*
Stephen A. Belden (Executive Officer)	—		*
Archie S. McIntyre (Executive Officer)	64,934	(8)	*
Robert C. Spring (Executive Officer)	14,200	(9)	*
Donald D. Tate (Executive Officer)	32,351	(10)	*
Gregory L. Wilde (Executive Officer)	84,379	(11)	*
Joseph S. Dresner (Director)	108,188		*
Hugh W. Greenberg (Director)	109,012	(12)	*
Florine Mark (Director)	6,000	(13)	*
Ralph Milo (Director)	—		*
Robert H. Naftaly (Director)	30,000		*
David K. Page (Director)	90,000		*
Robert W. Sturgis (Director)	10,300		*
Irvin F. Swider, Sr. (Director)	507,397	(14)	1.7
Bruce E. Thal (Director)	72,000	(15)	*
Herbert Tyner (Director)	206,377	(16)	*

All Directors and Executive Officers as a group (20 Persons)	5,275,436		17.6%
5% Beneficial Owners (excluding Directors and Executive Officers)
Franklin Mutual Advisers, LLC	1,954,000	(17)	6.7
SuNOVA LLC	2,138,000	(18)	7.4
Wellington Management Company, LLP	1,490,300	(19)	5.1
Wells Fargo & Company	1,547,950	(20)	5.3

All Directors, Executive Officers and 5% Beneficial Owners	12,405,686		42.1%

*	Less than 1%.

(1)	Includes shares subject to options exercisable within 60 days of the Record Date.

(2)	Address is 26600 Telegraph Road, Southfield, Michigan 48034.

(3)	Includes 21,504 shares held by a family trust established by Mr. Segal. Also, includes 10,140 shares held by Mr. Segal’s spouse. Also, includes 179,000 shares, subject to currently exercisable options.

(4)	Includes 369,669 shares, subject to currently exercisable options.

(5)	Includes 157,221 shares, subject to currently exercisable options.

(6)	Includes 24,250 shares, subject to currently exercisable options.

(7)	Includes 52,585 shares, subject to currently exercisable options.

(8)	Includes 7,894 shares held under 401(k) plan. Also, includes 53,540 shares, subject to currently exercisable options.

(9)	Includes 14,200 shares, subject to currently exercisable options.

(10)	Includes 851 shares held under 401(k) plan. Also, includes 31,500 shares, subject to currently exercisable options. Mr. Tate terminated employment with the Company on February 20, 2004.

(11)	Includes 16,129 shares held under 401(k) plan. Also, includes 2,700 shares held by Mr. Wilde’s spouse and 950 shares held by Mr. Wilde’s son. Also, includes 40,500 shares, subject to currently exercisable options.

(12)	Includes 109,012 shares held by a Family Trust established by Mr. Greenberg.

(13)	Includes 6,000 shares held in trust by Ms. Mark.

(14)	Includes 318,320 shares held by a Revocable Trust established by Mr. Swider. Also, includes 51,077 shares held by Future Products Tool Corp. (“FPTC”) of which Mr. Swider is President and sole stockholder. Mr. Swider may be deemed to share beneficial ownership of the FPTC shares. Mr. Swider’s business address is Future Products Tool Corporation, 855 N. Rochester Road, Clawson, Michigan 48017.

(15)	Includes 6,000 shares held in trust by Mr. Thal’s spouse and 34,000 shares held in trust by Mr. Thal. Also includes 2,000 shares held in trust by Mr. Thal’s grandnephews. Mr. Thal may be deemed to share beneficial ownership in these shares held by his grandnephews, because he has voting power over these shares.

(16)	Includes 136,377 shares held by Hartman & Tyner, Inc. Mr. Tyner is President and greater than 10% stockholder of Hartman & Tyner, Inc. Mr. Tyner may be deemed to share beneficial ownership of these shares.

(17)	Address is 51 John F. Kennedy Parkway, Short Hills, NJ 07078. Based on a Schedule 13G filed with the Securities Exchange Commission dated February 12, 2004, Franklin Mutual Advisers, LLC held sole voting power of 1,954,000 shares and sole dispositive power of 1,954,000 shares.

(18)	Address is 780 Third Avenue, 30th Floor, New York, New York 10017. Based on a Schedule 13G filed with the Securities Exchange Commission dated February 17, 2004, SuNOVA LLC, and its affiliated businesses (“SuNOVA”), held shared voting power of 2,138,000 shares and shared dispositive power of 2,138,000 shares.

(19)	Address is 75 State Street, Boston, MA 02109. Based on a Schedule 13G filed with the Securities Exchange Commission dated February 13, 2004, Wellington Management Company, LLP held shared voting power of 743,300 shares and shared dispositive power of 1,490,300 shares.

(20)	Address is 420 Montgomery Street, San Francisco, CA 94104. Based on a Schedule 13G filed with the Securities Exchange Commission dated February 14, 2003, Wells Fargo & Company, and its affiliated businesses (“Wells Fargo”), held shared voting power of 1,543,600 shares and shared dispositive power of 1,547,950 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities file reports of stock ownership and any subsequent changes in stock ownership with the Securities and Exchange Commission within prescribed time limits. During 2003, all of the required reports were filed on a timely basis, except as noted herein. Mr. Hugh Greenberg and Mr. Bruce Thal each submitted one late report; each report involved one transaction. The Company is unaware of any failure to file a report by any person required to do so. In making this disclosure, the Company relies on the Directors’ and Executive Officers’ written representations and a review of copies of the reports filed with the SEC.

CERTAIN TRANSACTIONS WITH MANAGEMENT AND
RELATED PARTY TRANSACTIONS

a. Demand Note:

      At December 31, 2003, the Company held an $885,794 Demand Note receivable, including $225,005 of accrued interest, from Robert S. Cubbin and Kathleen D. Cubbin. This Demand Note arose from a transaction in late 1998 whereby the Company loaned Robert S. Cubbin and Kathleen D. Cubbin funds to exercise 64,718 common stock options to cover the exercise price and associated tax withholdings. The Demand Note bears a rate of interest equal to the rate charged the Company pursuant to its revolving credit agreement. On December 31, 2003, the rate was 3.30%. The Demand Note is due on demand. The loan is partially collateralized by 64,718 shares of the Company’s common stock, pursuant to a Stock Pledge Agreement. The Demand Note between the Company and Mr. and Mrs. Cubbin is a non-recourse loan with the Company’s sole remedy in the event of a default being the reclamation of the shares of the Company that were pledged as collateral. (See, “EMPLOYMENT CONTRACTS — Robert S. Cubbin Employment Agreement” on page 17).

b. Employees:

      Sue Cubbin, Vice President of Human Resources, is the sister of Robert S. Cubbin, President and Chief Executive Officer of the Company. In her capacity as Vice President of Human Resources, Ms. Cubbin is responsible for all human resource matters relating to compensation, fringe benefits, payroll, education and training, hiring and performance reviews of the Company’s employees. In addition, she is responsible for facilities management of the Company’s Southfield, Michigan headquarters.

      Laura Segal, a Vice President of in the Southfield branch,, is the daughter of the Chairman, Merton J. Segal. Ms. Segal is responsible for management of the Company’s largest public entity program, which is located in the State of Michigan.

      Carol Ziecik, Vice President of Corporate Communications, is the daughter of the Chairman, Merton J. Segal. Ms. Ziecik is responsible for the corporate communications of the Company, which include press releases, marketing materials, Annual Report and other similar matters.

      In 2003, the total compensation for Ms. Cubbin, Ms. Segal and Ms. Ziecik was $283,575. In 2003, Ms. Cubbin received 5,625 stock options, Ms. Segal received 3,000 stock options and Ms. Ziecik received 750 stock options.

      On February 13, 2004, the Governance & Nominating Committee reviewed the compensation of Ms. Cubbin, Ms. Segal and Ms. Ziecik. The Governance & Nominating Committee retained an outside compensation consultant to independently review the compensation paid Ms. Cubbin, Ms. Segal and Ms. Ziecik in relation to their duties and responsibilities. The consultant concluded that the compensation paid these employees was within a competitive range of market medium levels. The Governance & Nominating Committee determined that the compensation paid these employees was fair and reasonable in relation to their experience, duties and responsibilities. On February 13, 2004, the Board of Directors ratified and approved the continued employment of Ms. Cubbin, Ms. Segal and Ms. Ziecik.

c. Other Agreements:

      On December 3, 2003, the Company entered into a Development Agreement with Kirco Development, L.L.C. for the construction of the Company’s home office building to be located in Southfield, Michigan. The Development Agreement has a contract price for construction of approximately $11 million. The real estate consultant for the developer is GVA Strategis, LLC (“GVA Strategis”), a real estate brokerage and consulting firm located in Southfield, Michigan. Michael Ziecik, a principal in GVA Strategis, is the son-in-law of the Chairman, Merton J. Segal. GVA Strategis is to be paid a fee of $240,000 by Kirco Development, L.L.C. for its consulting work during the construction of this home office building. The Company has no agreement to pay any sums to GVA Strategis in relation to its consulting work in the construction of its home office building.

      The Company executed an Exclusive Sale/ Lease Agency Agreement (“Agreement”) with GVA Strategis. This agreement provides that GVA Strategis shall act as the real estate broker for the sale of the Company’s approximately 4.5 acres of vacant land adjacent to the construction site of Company’s new home office. GVA Strategis is to be paid at the closing of this sale a five percent (5%) commission (approximately $105,000) based upon the sales price for this vacant land. On March 3, 2004, the Company entered into a Purchase and Sale Agreement for the sale of the vacant land. The purchase price for this vacant land is approximately $2.1 million. The Purchase and Sale Agreement is contingent upon a forty-five (45) day buyer’s inspection period which shall expire on April 19, 2004, with the closing of this transaction to occur within thirty (30) days of that date.

      On December 17, 2003, the Finance Committee of the Company’s Board of Directors approved the Exclusive Sale/ Lease Agency Agreement between the Company and GVA Strategis. On February 13, 2004, the Governance & Nominating Committee reviewed the terms and conditions of GVA Strategis’ agreement with Kirco Development, LLC. The Governance & Nominating Committee approved the use of GVA Strategis as a project consultant on the development of the Company’s home office. On February 13, 2004, the Board of Directors approved GVA Strategis’ agreement with the Company and Kirco Development, LLC.

EXECUTIVE COMPENSATION

      The following table sets forth information for the fiscal years ended December 31, 2003, 2002 and 2001 concerning the compensation of the Company’s Chief Executive Officer and the Company’s four most highly compensated Executive Officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 and includes all compensation paid to such officers:

Summary Compensation Table for Years Ended December 31, 2003, 2002 and 2001

				Long Term
				Compensation Awards

		Annual Compensation		Restricted	Securities
Name and				Stock	Underlying	All Other
Principal Position	Year	Salary($)	Bonus($)	Awards($)	Options(#)	Compensation($)(1)

Merton J. Segal	2003	474,250	176,302	—	37,500	4,800
Chairman of the Board	2002	469,688	—	—	50,000	4,400
	2001	456,000	—	—	80,000	4,200

Robert S. Cubbin	2003	378,333	155,336	—	26,250	4,800
President, Chief Executive	2002	360,500	70,000	—	535,000	4,400
Officer and Director	2001	350,000	—	—	50,000	4,200

Michael G. Costello	2003	221,000	60,000	—	19,875	4,800
Senior Vice President,	2002	217,875	41,700	—	76,500	4,400
General Counsel and Secretary	2001	206,623	22,059	—	35,000	4,200

Gregory L. Wilde	2003	234,167	50,000	—	15,000	4,800
Executive Vice President —
President of Insurance Operations

Robert C. Spring	2003	210,500	39,400	—	4,500	4,800
Senior Vice President —
Business Operations

(1)	Amount contributed to the Officer’s account under the Company’s 401(k) and Profit-Sharing Plans except as otherwise noted.

      The following table sets forth information concerning 2003 grants of stock options made by the Company, under the 2002 Stock Option Plan, during the fiscal year ended December 31, 2003 to the following Executive Officers:

Options Grants for Year Ended December 31, 2003

		Percent of			Potential Realizable Value
		Total Options			At Assumed Annual Rates
	Number of	Granted to			of Stock Price Appreciation
	Securities	Employees in			for Option Term
	Underlying Options	Year Ended	Exercise	Expiration
Name	Granted (#)(A)	12/31/03	Price ($/sh)	Date	5% ($)(B)	10% ($)(B)

Merton J. Segal	37,500	11.3%	2.173	02/21/08	22,387	49,762
Robert S. Cubbin	26,250	7.9%	2.173	02/21/08	15,672	34,834
Michael G. Costello	19,875	6.0%	2.173	02/21/08	11,866	26,375
Karen M. Spaun	5,625	1.7%	2.173	02/21/08	3,358	7,465
Kenn R. Allen	13,125	4.0%	2.173	02/21/08	7,835	17,417
Archie S. McIntyre	13,125	4.0%	2.173	02/21/08	7,835	17,417
Robert C. Spring	4,500	1.4%	2.173	02/21/08	2,686	5,971
Donald D. Tate(C)	11,250	3.4%	2.173	02/21/08	6,717	14,929
Gregory L. Wilde	15,000	4.5%	2.173	02/21/08	8,955	19,905

(A)	Options are exercisable in 20% increments, each year, beginning February 21, 2003.

(B)	In calculating the potential realizable values, the Company used the average stock price for the ten day period prior to the date of grant for the fair market value of the Company Common Stock per share. The dollar amounts under these columns assume a compounded annual market price increase of the underlying shares of the Common Stock from the date of grant to the end of the option term of 5% and 10%. This format is prescribed by the Securities and Exchange Commission and is not intended to forecast future appreciation of shares of the Common Stock. The actual value, if any, an executive may realize will depend on the excess of the price for shares of the Common Stock on the date the option is exercised over the exercise price. Accordingly, there is no assurance that the value realized by an executive will be at or near the value estimated above.

(C)	Mr. Tate terminated employment with the Company on February 20, 2004.

Options Value Table

      The following table sets forth information concerning exercises and fiscal year end values of Company stock options during the fiscal year ended December 31, 2003 by the following Executive Officers:

Aggregated Option Exercises and Fiscal Year End Option Values

for Year Ended December 31, 2003

			Number of Securities	Value of Unexercised
	Shares		Underlying Unexercised	In-the-Money Options at
	Acquired on	Value	Options at December 31, 2003	December 31, 2003
Name	Exercise(#)	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable($)(1)

Merton J. Segal	—	—	179,500/108,000	38,708/ 96,630
Robert S. Cubbin	—	—	341,919/388,964	171,695/284,541
Michael G. Costello	—	—	137,467/ 89,840	34,975/ 72,904
Karen M. Spaun	—	—	21,175/ 27,450	13,036/ 25,340
Kenn R. Allen	—	—	41,656/ 37,015	13,548/ 33,821
Archie S. McIntyre	—	—	41,991/ 37,876	13,548/ 33,821
Robert C. Spring	—	—	11,800/ 11,200	4,645/ 11,595
Donald D. Tate(2)	—	—	24,750/ 24,000	11,612/ 28,989
Gregory L. Wilde	—	—	31,500/ 31,000	11,991/ 33,414

(1)	Fair market value based on the closing price of the Company’s Common Stock on December 31, 2003 of $4.23.

(2)	Mr. Tate terminated employment with the Company on February 20, 2004.

Meadowbrook Insurance Group, Inc. Stock Option Plans

      The Meadowbrook Insurance Group, Inc. 1995 Stock Option Plan (the “1995 Plan”) and the 2002 Stock Option Plan (the “2002 Plan”) (the “Plans”) are intended to further the interests of the Company and its stockholders by attracting, retaining and motivating associates. The Plans provide for the grant of stock options (which may be nonqualified options or incentive stock options for tax purposes).

      The number of shares of Common Stock which may be issued under the Plans is 2,000,000 for each of the two Plans. Options issued under both the 1995 Plan and the 2002 Plan which expire unexercised will again become available for grant under the Plans. Cash exercises of stock appreciation rights and cash supplemental payments will not count against these limits. Lapsed, forfeited or canceled awards will also not count against these limits. The maximum number of shares of Common Stock which may be issued under each Plan to any single individual is 800,000. As of the Record Date, 1,372,548 of the options provided for in the 1995 Plan are outstanding or have been exercised. As of the Record Date, 1,255,640 of the options provided for in the 2002 Plan are outstanding or have been exercised.

Stock Options

      The Compensation Committee is authorized to determine the terms and conditions of all option grants, subject to the limitations that the option price per share may not be less than the fair market value of a share of Common Stock on the date of grant and the term of an option may not be longer than ten years. Payment of the option price may be made in any manner specified by the Compensation Committee (which may include payment in cash or Common Stock or by “cashless exercise”).

EMPLOYMENT CONTRACTS

Merton J. Segal Employment Agreement

      The Company has entered into an employment agreement with Mr. Segal effective January 1, 2004 through December 31, 2006. Unless either the Company or Mr. Segal gives notice to the other party of an election not to renew the employment agreement on or before December 31, 2004, and annually thereafter, the employment agreement will automatically be extended one additional year.

      Mr. Segal’s employment agreement provides for (a) a base salary of not less than $38,000 per month, (b) a discretionary bonus targeted at 50 percent of his base salary (at the sole discretion of the Company) upon the attainment of certain growth and profitability goals, profit center goals and personal goals and objectives, (c) participation in Company Option Plans, (d) participation in the Company’s Long Term Incentive Plan, (e) life insurance benefits, and (f) severance benefits upon termination of Mr. Segal’s employment under the circumstances described below.

      In the event Mr. Segal’s employment is terminated prior to a change in control of the Company and without cause, or by Mr. Segal for good reason, the Company shall pay to Mr. Segal (a) his base salary for 24 months over the Company’s regularly scheduled payroll, (b) a pro rata share of the portion of Mr. Segal’s discretionary bonus that is based on Company performance criteria, and (c) Mr. Segal’s COBRA premiums for health care coverage for 18 months, or, if earlier, the cessation of Mr. Segal’s and his family members’ eligibility for COBRA continuation coverage.

      In the event Mr. Segal’s employment is terminated following a change in control of the Company and without cause, or by Mr. Segal for good reason, the Company shall pay to Mr. Segal (a) an amount equal to two times the sum of (i) Mr. Segal’s annual base salary, plus (ii) Mr. Segal’s target discretionary bonus, to be paid in a lump sum payment within 10 days following the date Mr. Segal’s employment terminates, (b) a pro rata share of the portion of Mr. Segal’s discretionary bonus that is based on Company performance criteria no later than the February 28th following the year Mr. Segal’s employment terminates, and (c) Mr. Segal’s COBRA premiums for health care coverage for 18 months, or, if earlier, the cessation of Mr. Segal’s and his family members’ eligibility for COBRA continuation coverage. In the event his employment terminates following a change in control and Mr. Segal becomes entitled to the aforementioned payments, Mr. Segal has agreed to be subject to restrictive covenants against competing with the Company for a period of 2 years following such termination of employment. These restrictions are in addition to those already in effect for all Company employees.

      In the event Mr. Segal’s employment is terminated for cause, he is not entitled to any severance payment under the employment agreement.

Robert S. Cubbin Employment Agreement

      The Company has entered into an employment agreement with Mr. Cubbin effective January 1, 2004 through December 31, 2006. Unless either the Company or Mr. Cubbin gives notice to the other party of an election not to renew the employment agreement on or before December 31, 2004, and annually thereafter, the employment agreement will automatically be extended one additional year.

      Mr. Cubbin’s employment agreement provides for (a) a base salary of not less than $37,500 per month, (b) a discretionary bonus targeted at 50 percent of his base salary (at the sole discretion of the Company) upon the attainment of certain growth and profitability goals, profit center goals and personal goals and objectives, (c) participation in Company Option Plans, (d) participation in the Company’s Long Term Incentive Plan, and (e) severance benefits upon termination of Mr. Cubbin’s employment under the circumstances described below.

      In the event Mr. Cubbin’s employment is terminated prior to a change in control of the Company and without cause, or by Mr. Cubbin for good reason, the Company shall pay to Mr. Cubbin (a) his base salary for 24 months over the Company’s regularly scheduled payroll, (b) a pro rata share of the portion of Mr. Cubbin’s discretionary bonus that is based on Company performance criteria, and (c) Mr. Cubbin’s COBRA premiums for health care coverage for 18 months, or, if earlier, the cessation of Mr. Cubbin’s and his family members’ eligibility for COBRA continuation coverage.

      In the event Mr. Cubbin’s employment is terminated following a change in control of the Company and without cause, or by Mr. Cubbin for good reason, the Company shall pay to Mr. Cubbin (a) an amount equal to two times the sum of (i) Mr. Cubbin’s annual base salary, plus (ii) Mr. Cubbin’s target discretionary bonus, to be paid in a lump sum payment within 10 days following the date Mr. Cubbin’s employment terminates, (b) a pro rata share of the portion of Mr. Cubbin’s discretionary bonus that is based on Company performance criteria no later than the February 28th following the year Mr. Cubbin’s employment terminates, and (c) Mr. Cubbin’s COBRA premiums for health care coverage for 18 months, or, if earlier, the cessation of Mr. Cubbin’s and his family members’ eligibility for COBRA continuation coverage. In the event his employment terminates following a change in control and Mr. Cubbin becomes entitled to the aforementioned payments, Mr. Cubbin has agreed to be subject to restrictive covenants against competing with the Company for a period of 2 years following such termination of employment. These restrictions are in addition to those already in effect for all Company employees.

      In the event Mr. Cubbin’s employment is terminated for cause, he is not entitled to any severance payment under the employment agreement, he forfeits all of the shares of Company stock subject to a pledge agreement with the Company, but the Demand Note he has with the Company is cancelled and deemed paid in full. (See “CERTAIN TRANSACTIONS WITH MANAGEMENT” on page 12). The Demand Note was amended effective June 1, 2001 and deemed a non-recourse loan with the Company’s sole remedy in the event of a default being the reclamation of the shares of the Company that were pledged as collateral. The employment agreement also provides that in the event Mr. Cubbin’s employment is terminated by the Company without Cause or as a result of a any purchaser acquiring 50% or more of the outstanding shares of the Company, then (a) the Demand Note shall be cancelled and deemed paid in full, and (b) Mr. Cubbin shall be entitled to retain his shares of Company stock subject to the pledge agreement or, in his discretion, sell the shares back to the Company at the then current market price or book value, whichever is greater. This provision continues in effect the identical provision contained in the amendment to Mr. Cubbin’s prior employment agreement with the Company that was adopted on June 15, 2002.

Michael G. Costello Employment Agreement

      The Company has entered into an employment agreement with Mr. Costello effective January 1, 2004 through December 31, 2006. Unless either the Company or Mr. Costello gives notice to the other party of an election not to renew the employment agreement on or before December 31, 2004, and annually thereafter, the employment agreement will automatically be extended one additional year.

      Mr. Costello’s employment agreement provides for (a) a base salary of not less than $18,417 per month, (b) a discretionary bonus targeted at 40 percent of his base salary (at the sole discretion of the Company) upon the attainment of certain growth and profitability goals, profit center goals and personal goals and objectives, (c) participation in Company Option Plans, (d) participation in the Company’s Long Term Incentive Plan, and (e) severance benefits upon termination of Mr. Costello’s employment under the circumstances described below.

      In the event Mr. Costello’s employment is terminated prior to a change in control of the Company and without cause, or by Mr. Costello for good reason, the Company shall pay to Mr. Costello (a) his base salary for 24 months over the Company’s regularly scheduled payroll, (b) a pro rata share of the portion of Mr. Costello’s discretionary bonus that is based on Company performance criteria, and (c) Mr. Costello’s COBRA premiums for health care coverage for 18 months, or, if earlier, the cessation of Mr. Costello’s and his family members’ eligibility for COBRA continuation coverage.

      In the event Mr. Costello’s employment is terminated following a change in control of the Company and without cause, or by Mr. Costello for good reason, the Company shall pay to Mr. Costello (a) an amount equal to two times the sum of (i) Mr. Costello’s annual base salary, plus (ii) Mr. Costello’s target discretionary bonus, to be paid in a lump sum payment within 10 days following the date Mr. Costello’s employment terminates, (b) a pro rata share of the portion of Mr. Costello’s discretionary bonus that is based on Company performance criteria no later than the February 28th following the year Mr. Costello’s employment terminates, and (c) Mr. Costello’s COBRA premiums for health care coverage for 18 months, or, if earlier, the cessation of Mr. Costello’s and his family members’ eligibility for COBRA continuation coverage. In the event his employment terminates following a change in control and Mr. Costello becomes entitled to the aforementioned payments, Mr. Costello has agreed to be subject to restrictive covenants against competing with the Company for a period of 2 years following such termination of employment. These restrictions are in addition to those already in effect for all Company employees.

      In the event Mr. Costello’s employment is terminated for cause, he is not entitled to any severance payment under the employment agreement.

      The following terms are applicable to each of the three employment agreements described above:

      “Cause” is generally defined to include (i) a failure by the executive to obey the reasonable and lawful orders of the Board of Directors; (ii) misconduct by the executive that is materially injurious to the Company; or (iii) dishonest activities injurious to the Company. If the executive’s employment is terminated for Cause, he is not entitled to any severance payment.

      “Change in Control” is generally defined as

(a)	the acquisition by any individual, entity or group of beneficial ownership of 35% or more of either (i) the then outstanding shares of Company stock or (ii) the combined voting power of the then outstanding Company securities. Covered acquisitions do not include (i) acquisitions directly from the Company, (ii) acquisitions by the Company, (iii) acquisitions by any employee benefit plan (or related trust) sponsored or maintained by the Company, or (iv) an acquisition that meets the requirements of clauses (i), (ii) and (iii) of subparagraph (c) of this paragraph,

(b)	the date on which incumbent members of the Board of Directors cease to constitute a majority of the Board of Directors. For this purpose, an individual is considered an incumbent member of the Board of Directors if the individual serves on the Board of Directors as of the effective date of the employment agreements or if the individual becomes a director subsequent to that date, provided that the individual’s election or nomination for election by the Company’s shareholders is approved by a majority of the directors then making up the Company’s incumbent board. Any individual who becomes a director as a result of an actual or threatened solicitation of proxies or contests on behalf of an individual, entity or group described in subparagraph (a) of this paragraph, other than the Board of Directors of the Company, shall not be considered an incumbent board member,

(c)	consummation of a reorganization, merger, share exchange or consolidation or other disposition of substantially all of the assets of the Company, unless (i) all or substantially all beneficial owners of the Company’s common stock and voting stock immediately prior to any of the listed business combinations, own at least 65% common stock and 65% of the voting stock of the entity resulting from the business combination, in substantially the same proportions as their ownership immediately prior to the business combination, (ii) no individual, entity or group described in subparagraph (a) of this paragraph, excluding a corporation which results from the business combination or an employee benefit plan of that corporation, owns 35% or more of that corporation’s common stock or 35% or more of that corporation’s voting stock, and (iii) at least a majority of the members of the board of directors of the corporation resulting from the business combination were incumbent board members, as described in subparagraph (b) at the time the Board of Directors acted to enter into the business combination, and

(d)	the approval by the Company’s shareholders of a complete liquidation or dissolution of the Company.

      “Good Reason” is generally defined as the executive tendering his resignation within 6 months following the date on which (a) the executive is not reelected to or is removed from the title and office he currently holds with the Company, (b) the Company fails to vest in the executive the responsibilities, authority or resources he reasonably needs to competently perform his duties in his current title and office for the Company, (c) the Company changes the executive’s primary location of employment to a place more than 50 miles from Southfield, Michigan, (d) the Company commits a material breach of its obligations under the employment agreement and fails to cure the breach within 30 days following the executive giving notice of the breach, or (e) the Company gives notice that it will not renew the employment agreement.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD

ON EXECUTIVE COMPENSATION

      On February 21, 2003, the Compensation Committee (the “Committee”) of the Board of Directors adopted a Committee Charter (the “Charter”) to assure that the Company’s executives were appropriately compensated in relation to their duties, responsibilities and performance. The Charter authorizes the Committee to review and approve the goals and objectives for the Chairman and Chief Executive Officer, evaluate the performance of the Chairman and Chief Executive Officer and approve the compensation (base salary, annualized bonus and stock options) of the Chairman and Chief Executive Officer. The Committee is responsible for reviewing recommendations made by the Chief Executive Officer relating to the compensation of the Company’s principal executives who report to the Chief Executive Officer. In addition, the Committee is responsible for reviewing and approving stock option awards granted to all employees. Finally, the Committee is authorized to periodically review the Company’s compensation philosophy relating to the salaries, bonuses and other long-term incentives paid to employees of the Company.

      It is the Company’s policy to offer a compensation package including a competitive salary, an incentive bonus based upon individual and Company performance, as well as, competitive benefits. The Company’s compensation policy for its executive officers is similar to that of other employers and intended to promote the attraction and retention of talented management, continued performance and attainment of corporate and personal goals, as well as further promote the Company’s financial success by aligning executive officers’ financial interest with long-term shareholder value.

      Compensation consists of three (3) elements for executive officers: base salary, annual incentive bonus and stock options. The criteria for determining the Chairman, Chief Executive Officer and other executive officers’ base salary includes level of responsibility, corporate performance, personal contribution to the Company’s success, experience, expertise and market data for the Company’s competitors in the insurance industry. Criteria for determining the Chairman, Chief Executive Officer and other executive officers’ annual incentive bonus includes corporate performance, personal contribution to the Company, achievement of individually established goals, market data for the Company’s competitors in the insurance industry and the attainment of other corporate objectives. Criteria for awarding stock options to the Chairman, Chief Executive Officer and other executive officers includes level of responsibility, expected future contributions, market data for the Company’s competitors in the insurance industry and actual achievement of individually established goals.

a.	Compensation of the Chairman of the Board and Chief Executive Officer:

      On February 21, 2003, the Committee reviewed the performance of the Chairman of the Board and Chief Executive Officer as it related to the Company’s 2002 results. Based upon this review, the Committee awarded no salary increase, or annual bonus to the Chairman. The Committee awarded no salary increase to the Chief Executive Officer and a $70,000 bonus. The Committee approved the Chief Executive Officer’s salary and bonus recommendations relating to the Company’s principal executives that report to the Chief Executive Officer. The Committee granted stock options to the Chairman, Chief Executive Officer and other employees of the Company to provide additional incentive to such persons to enhance the value of the Company’s stock.

      On February 13, 2004, the Committee reviewed the performance of the Chairman of the Board and Chief Executive Officer as it related to the Company’s 2003 results. Based upon this review, the Committee awarded a salary increase of $15,000 to the Chairman and a $25,000 salary increase to the Chief Executive Officer. In addition, the Committee awarded an annual bonus of $176,302 to the Chairman and $155,336 to the Chief

Executive Officer. Further, the Committee granted a three (3) year long-term incentive target of $711,375 for the Chairman of the Board and $675,000 for the Chief Executive Officer. Finally, the Committee approved the Chief Executive Officer’s recommended salary increases, annual bonuses and long-term incentive targets for the Company’s principal executives, as well as long-term incentive targets for other employees.

b.	Employment Agreements:

      The Committee retained an outside compensation consultant to advise the Committee with regard to employment agreements for the Company’s senior executives. The outside consultant reviewed the existing Employment Agreements between the Company and its senior executives, as well as surveyed other peer companies both in size and type of industry. The outside consultant made recommendations to the Committee regarding length of the employment agreement, the length and amount of severance payment due the executive in the event his employment is terminated without “cause” or in the event his employment is terminated as a result of a “change of control” as those phrases are defined in the employment agreement.

      After receiving the report from the outside consultant, the Committee approved the Employment Agreements between the Company and Mr. Segal, Mr. Cubbin and Mr. Costello. For a more detailed discussion regarding the terms and conditions of such Agreements, please refer to the EMPLOYMENT CONTRACTS Section of this Proxy Statement.

c.	Director Compensation, Executive Compensation Review, Expensing of Stock Options and Adoption of Long-Term Incentive Plan:

      The Committee reviewed the annual compensation for the Board of Directors. This review was prompted by the additional responsibilities and duties, which have been assumed by the directors, as well as, the committees of the Board of Directors. The Committee retained an outside consultant, which specializes in compensation related matters. The consultant reviewed the current compensation of the Board of Directors as compared to the compensation paid to directors of other similar publicly-held companies. The Committee also retained the consultant to review the compensation paid by the Company to its executives. This review considered the executive’s compensation (i.e. base salary, bonus, long term incentive pay, etc.) as compared to other publicly-held companies and peers within the insurance industry. In addition, the consultant considered the executive’s experience, length in position, the Company’s compensation philosophy, and the executive’s value to the Company. The Committee also retained the consultant to review whether the Company should commence expensing stock options awards, and review and make recommendations on changes to its long-term incentive plan. Namely, the outside consultant was requested by the Committee to develop a performance achievement plan that provides participants the opportunity to earn cash and stock award, based upon the achievement of specified financial goals over a designated period.

      After receiving the report from the outside consultant, the Committee:

(i) recommended the Company’s Board of Director retainer be increased from $7,500 to $15,000; that each Committee Chairperson be paid an additional $2,500 retainer and the meeting fees be increased from $600 to $750;

(ii) recommended the Chief Executive Officer’s base salary be increased from $364,000 to $450,000, effective November 1, 2003;

(iii) recommended the Company voluntarily adopt FAS 148, so as to require the Company to prospectively expense stock option grants; and

(iv) recommended the adoption of Meadowbrook Insurance Group, Inc.’s Long-Term Incentive Plan (“LTIP”), the Amended and Restated Meadowbrook Insurance Group, Inc. 1995 Stock Option Plan (individually the “1995 Option Plan”) and the Amended and Restated Meadowbrook Insurance Group, Inc. 2002 Stock Option Plan (individually, the “2002 Option Plan”) the 1995 Option Plan and the 2002 Option Plan being collectively referred to as the “Option Plans.” The LTIP provides for the award of bonuses based upon three (3) year performance periods (which requires achievement of a three (3) year performance target) with the first performance period commencing January 1, 2004. At the end of the three (3) year performance period, the Compensation Committee of the Board of Directors shall determine the amount of LTIP awards that are earned and payable to participants in the LTIP. One half of any LTIP award would be payable in cash and one half of the award would be payable in the form of restricted stock. If the Company achieves the three (3) year performance target, payment of the award would be made in three (3) annual installments. The shares of Company Common Stock subject to the restricted stock award shall equal the dollar amount of one half of the LTIP award divided by the fair market value of the Company common stock on the first date of the performance period. The restricted stock award shall be made subject to the terms and conditions of the option plans.

      The Board of Directors of the Company unanimously approved all of the above recommendations made by the Committee.

      Further, the Board of Directors is recommending the shareholders approve the amendments to the Option Plans to authorize the use of restricted stock awards as a component of the LTIP.

      For a more detailed analysis of the LTIP, please see the written explanation relating to the Amendment and Restatement of the Stock Option Plans to Permit Restricted Stock Awards.

The Compensation Committee

Robert H. Naftaly, Chairman
Hugh W. Greenberg
David K. Page
Herbert Tyner

PERFORMANCE GRAPH

      Set forth below is a graph showing changes in the value of $100 invested in the Company’s common stock, the S&P 500 Index, the Russell 2000 Index, and a Peer Group Index for the period December 31, 1998 through December 31, 2003. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG

MEADOWBROOK INSURANCE GROUP, INC., THE S&P 500 INDEX, THE RUSSELL 2000 INDEX,
AND THE SNL $500M-$1B INSURANCE ASSET-SIZE INDEX

	Period Ending

Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Meadowbrook Insurance Group, Inc.	100.00	40.39	51.24	12.88	16.05	27.38
S&P 500*	100.00	121.11	110.34	97.32	75.75	97.51
Russell 2000	100.00	121.26	117.59	120.52	95.83	141.11
SNL $500M-$1B Insurance Asset-Size Index	100.00	74.60	98.57	103.77	112.38	155.80

*	The Peer Group consists of S & P Property and Casualty Insurance Index, the Russell 2000 Index, and SNL $500-$1B Insurance Asset-Size Index. The cumulative total returns of each company have been weighted according to each company’s stock market capitalization as of December 31, 2003. The table includes reinvestment of dividends.

THE SECOND PROPOSAL ON WHICH YOU ARE VOTING

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      Subject to ratification by the stockholders, the Board of Directors has reappointed PricewaterhouseCoopers, LLP as independent accountants of the Company for the current year. The affirmative vote of a majority of shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting is required to ratify the appointment of PricewaterhouseCoopers, LLP. Unless you otherwise indicate on your proxy card, your returned proxy will be voted FOR ratification of the reappointment of PricewaterhouseCoopers LLP.

      A representative from PricewaterhouseCoopers, LLP will be available at the Annual Meeting to respond to any appropriate questions from stockholders.

AUDIT FEES

      Aggregate fees for professional services rendered by PricewaterhouseCoopers, LLP in connection with its audits of the Company’s consolidated financial statements as of and for the years ended December 31, 2003 and 2002, and is limited to the reviews of the Company’s unaudited condensed consolidated interim financial statement, are as follows:

2003	2002

$603,024	$450,221

AUDIT RELATED FEES

      Aggregate audit related fees and expenses billed to the Company by PricewaterhouseCoopers, LLP for the years ended December 31, 2003 and 2002 for services related to the performance of the audit or review of the Company’s financial statements that were not included under the heading “Audit Fees”, are as follows:

2003	2002

$25,348	$154,434

TAX FEES

      Tax fees and expenses billed to the Company for the years ended December 31, 2003 and 2002 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company’s federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows:

2003	2002

$53,628	$29,388

ALL OTHER FEES

      Fees and expenses billed to the Company by PricewaterhouseCoopers, LLP for all other services provided for the years ended December 31, 2003 and 2002 are as follows:

2003	2002

$—	$2,544

      In accordance with Section 10A(i) of the Exchange Act, before PricewaterhouseCoopers, LLP is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

AUDIT COMMITTEE FINANCIAL EXPERT

      The Board of Directors of the Company has determined that we have an Audit Committee financial expert, as defined by the Securities and Exchange Commission, serving on our Audit Committee. Mr. Bruce E. Thal is our Audit Committee financial expert. He is independent as such term for audit committee members is defined in the New York Stock Exchange’s independence standards, as those standards have been modified or supplemented, and he has no other relationship that would impair his independence.

AUDITOR INDEPENDENCE

      The Audit Committee of the Board of Directors has considered whether the provision of the services described under the subheadings “Tax Fees” and “All Other Fees” above are compatible with maintaining PricewaterhouseCoopers, LLP’s independence and after such consideration the Audit Committee believes that the non-audit services provided by PricewaterhouseCoopers, LLP are compatible with maintaining the auditor’s independence.

      The Company’s Board of Directors recommends that you vote FOR the ratification of the appointment of the independent accountants.

THE THIRD PROPOSAL ON WHICH YOU ARE VOTING

AMENDMENT AND RESTATEMENT OF THE 1995 AND 2002 STOCK OPTION

PLANS TO PERMIT RESTRICTED STOCK AWARDS

Background

      On February 13, 2004, the Board of Directors approved the adoption of the Meadowbrook Insurance Group, Inc. Long Term Incentive Plan (the “LTIP”), the Amended and Restated Meadowbrook Insurance Group Inc., 1995 Stock Option Plan (individually, the “1995 Option Plan”) and the Amended and Restated Meadowbrook Insurance Group, Inc., 2002 Stock Option Plan (individually, the “2002 Option Plan”) (the 1995 Option Plan and the 2002 Option Plan being collectively referred to as the “Option Plans”). The Board of Directors approved the amendments to the Option Plans contingent upon subsequent approval by the shareholders at the Annual Meeting. The amendments to the Option Plans do not modify the substantive terms and conditions of the Option Plans other than to add provisions that permit use of restricted stock awards in addition to the award of options.

      The LTIP provides participants with the opportunity to earn a cash and stock awards based upon the achievement of specified financial goals over a three (3) year performance period with the first performance period commencing January 1, 2004. At the end of the three year performance period, and if the performance target is achieved, the Compensation Committee of the Board of Directors shall determine the amount of LTIP awards that are payable to participants in the LTIP. One-half of any LTIP award will be payable in cash and one-half of the award will be payable in the form of a restricted stock award. If the Company achieves the three (3) year performance target, payment of the award would be made in three (3) annual installments. The number of shares of Company Common Stock subject to the restricted stock award shall equal the dollar amount of one-half of the LTIP award divided by the fair market value of Company Common Stock on the first date of the performance period. The restricted stock awards shall be made subject to the terms and conditions of the Option Plans.

      The aggregate number of shares of the Company’s Common Stock that may be issued and outstanding pursuant to the exercise of options or restricted stock awards under the 1995 Option Plan (the “1995 Option and Restricted Stock Pool”) will not exceed 2,000,000 shares. Shares of the Company’s Common Stock which would have been issued pursuant to the exercise of a stock option, but are withheld as payment of the option price may be added back into the 1995 Option and Restricted Stock Pool and reissued. Common shares covered by terminated and expired options or forfeited shares of restricted stock may also be added back to the 1995 Option and Restricted Stock Pool. In the event of any change in the outstanding common shares of the Company as a result of a merger, reorganization, stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made to both the terms of the 1995 Option Plan and any awards granted under the 1995 Option Plan which are determined on a per share basis, including, but not limited to, the amount of common shares in the 1995 Option and Restricted Stock Pool, the exercise price, and number of common shares associated with an outstanding option. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of the Company’s Common Stock or securities convertible into or exchangeable for shares of the Company’s Common Stock.

      The Company’s shareholders previously approved at the 1995 Annual Meeting the reservation of 2,000,000 shares of Company Common Stock for the 1995 Option and Restricted Stock Pool. To date, 299,829 shares have been issued pursuant to the terms of the 1995 Option Plan, 1,072,719 shares are subject to outstanding stock options that have not yet been exercised and 627,452 shares are currently available in the 1995 Option and Restricted Stock Pool for awards under the terms of the 1995 Option Plan. If shareholders approve the proposed amendment to the 1995 Option Plan, any shares in the 1995 Option and Restricted Stock Pool may be issued pursuant to the terms of restricted stock awards or stock option awards.

      The aggregate number of shares of the Company’s Common Stock that may be issued and outstanding pursuant to the exercise of options or restricted stock awards under the 2002 Option Plan (the “2002 Option and Restricted Stock Pool”) will not exceed 2,000,000 shares. Shares of the Company’s Common Stock which would have been issued pursuant to the exercise of a stock option, but are withheld as payment of the option price may be added back into the 2002 Option and Restricted Stock Pool and reissued. Common shares covered by terminated and expired options or forfeited shares of restricted stock may also be added back to the 2002 Option and Restricted Stock Pool. In the event of any change in the outstanding common shares of the Company as a result of a merger, reorganization, stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made to both the terms of the 2002 Option Plan and any awards granted under the 2002 Option Plan which are determined on a per share basis, including, but not limited to, the amount of common shares in the 2002 Option and Restricted Stock Pool, the exercise price, and number of common shares associated with an outstanding option. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of the Company’s Common Stock or securities convertible into or exchangeable for shares of the Company’s Common Stock.

      The Company’s shareholders previously approved at the 2002 Annual Meeting the reservation of 2,000,000 shares of Company Common Stock for the 2002 Option and Restricted Stock Pool. To date, 3,275 shares have been issued pursuant to the terms of the 2002 Option Plan, 1,252,365 shares are subject to outstanding stock options that have not yet been exercised and 744,360 shares are currently available in the 2002 Option and Restricted Stock Pool for awards under the terms of the 2002 Option Plan. If shareholders approve the proposed amendment to the 2002 Option Plan, any shares in the 2002 Option and Restricted Stock Pool may be issued pursuant to the terms of restricted stock awards or stock option awards.

      The following table summarizes the shares of Company common stock that are subject to the Option Plans.

			Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of Outstanding	Exercise Price of	Equity Compensation
	Options, Warrants and	Outstanding Options,	Plans (excluding
	Rights	Warrants and Rights	Securities in Column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,325,084	$5.63	1,371,812
Equity compensation plans not approved by security holders	300,000	3.10	—

Total	2,625,084	$5.34	1,371,812

      The equity compensation plans not approved by security holders consists of warrants issued in conjunction with the public offering that occurred in June 2002. The warrants entitle the holders to purchase an aggregate of 300,000 shares of common stock at $3.10 per share and may be exercised at any time from June 6, 2003 through June 6, 2005, at which time the warrants will become void.

Purpose and Eligibility

      The purpose of the Option Plans is to advance the interests of the Company and its stockholders by helping the Company and its subsidiaries attract and retain the services of highly qualified directors, employees and officers, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company. The Option Plans are also established with the objective of encouraging stock ownership by such directors, employees and officers and aligning their interests with those of stockholders.

      The objectives of the Option Plans will be accomplished by the granting of stock option awards and restricted stock awards to selected directors, key employees and officers. Key employees and officers selected to participate in the Option Plans may be eligible for the grant of incentive stock options (“ISOs”), non-qualified stock options (“NSOs”) and restricted stock awards. Directors selected to participate in the Option Plans may be eligible for the grant of NSOs under the 2002 Option Plan, but not ISOs or NSOs under the 1995 Option Plan, unless the director is an employee of the Company. Directors will not be eligible for the issuance of restricted stock awards.

      Participants are defined in the 1995 Option Plan to mean key employees of the Company or its subsidiaries. Participants may be granted ISOs, NSOs or restricted stock awards under the 1995 Option Plan if so selected by the Compensation Committee of the Company’s Board of Directors (the “Committee”). Eligible Persons are defined in the 2002 Option Plan to mean employees, officers or directors of the Company or its subsidiaries. Eligible Persons may be granted ISOs, NSOs or restricted stock under the 2002 Option Plan if so selected by the Committee. Approximately 40 persons qualify as participants or eligible persons at this time. The Committee currently anticipates that up to approximately 40 employees may be awarded stock option grants or restricted stock under the Option Plans in 2004. With respect to ISOs only, the definitions of participants and eligible persons does not include directors who are not also employees of the Company or persons who have been on leave of absence for greater than 90 days, unless re-employment is guaranteed by law or contract.

Administration

      With respect to persons subject to the short-swing profit liability provisions of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”), the Board will generally administer the Option Plans. In all other cases, the Option Plans shall be administered by the Committee, although the Committee may delegate its powers or duties to employees of the Company or any of its subsidiaries, as it deems appropriate. In addition, the Board is authorized to act in all cases in the place of the Committee. Under the terms of the Option Plans, the Committee has full and final authority in its discretion: (i) to select and approve the persons to whom options will be granted under the Option Plans from among the participants and eligible persons, including the number of options and the amount of the Company’s Common Stock available for purchase under such option so granted to each person; (ii) to select and approve the persons to whom restricted stock will be issued from among the participants and eligible persons and the number of shares of restricted stock to be so issued; (iii) to determine the period or periods of time during which options may be exercised or become exercisable, the exercise price and the duration of such options, the date on which options are granted, and any other matters to be determined by the Committee in connection with specific option grants and option agreements as specified under the Option Plans; (iv) to determine the period or periods of time during which restricted stock may vest, the date on which restricted stock is awarded, and other matters to be determined by the Committee in connection with specific grants of restricted stock and restricted stock agreements as provided in the Option Plans; and (v) to interpret the Option Plans, to prescribe, amend and rescind rules and regulations relating to the Option Plans, and to make all other determinations necessary or advisable for the operation and administration of the Option Plans. Operation of the Option Plans is intended to avoid giving rise to any potential short-swing profit liability under Section 16 of the Exchange Act.

Amendment and Termination

      The Committee may amend the 2002 Option Plan, the Board may amend the 1995 Stock Option Plan, and the Board may suspend or discontinue the Option Plans at any time, provided that: (i) no such action may, without the approval of the stockholders of the Company, materially increase (other than by reason of an adjustment as discussed above) the maximum aggregate number of common shares issuable under the Option Plans, or increase the maximum total number of common shares issuable to a participant or eligible person under the Option Plans; (ii) no action of the Committee will cause ISOs granted under the Option Plans not to comply with Section 422 of the Internal Revenue Code of 1986 (the “Code”) unless the Committee specifically declares such action to be made for that purpose; and, (iii) no action of the Committee shall alter or impair any option or restricted stock award previously granted or awarded under the Option Plans without the consent of such affected option holder or restricted stock holder.

      Each option terminates upon the expiration of the option period specified in the option agreement pursuant to which it is issued. Each option could terminate earlier, however, in the event of the participant’s or eligible person’s termination of employment, death, or permanent disability. The shares of Company Common Stock subject to each restricted stock award vest in accordance with the terms of the restricted stock agreement pursuant to which it is issued. A restricted stock agreement may provide that a participant or eligible person may forfeit such shares of Common Stock upon termination of employment, death, or permanent disability.

Incentive Stock Options and Non-Qualified Stock Options

      The Option Plans authorize the grant of both ISOs and NSOs, both of which are exercisable for shares of the Company’s Common Stock. The price that an option holder must pay in order to exercise an option may be stated in terms of a fixed dollar amount, a percentage of fair market value at the time of the grant, or such other method as determined by the Committee in its discretion. Except in the case of NSOs that have already been awarded to participants in the 1995 Stock Option Plan to replace their existing stock options, in no event shall the option price for an ISO or an NSO be less than the fair market value per share of the Company’s Common Stock on the date of the option grant. In the case of ISOs granted to persons possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Company and/or its subsidiaries, the option price will be no less than 110 percent of the fair market value per share of the Company’s Common Stock on the date of the grant. Provided that the Company’s Common Stock is traded on a national securities exchange, the fair market value shall mean the average of the closing prices reported for the Common Stock on the composite tape for the 10 consecutive trading days immediately preceding the date in question. An option holder may pay all or a portion of the option price, and/or the tax withholding liability, if applicable, by payments in cash, by surrendering common shares already owned, by withholding common shares to be issued under the option being exercised or by obtaining a loan from a broker-dealer to be repaid with the proceeds of the broker-dealer’s sale of shares of Common Stock necessary to repay the loan. To the extent that common shares are withheld as payment for all or a portion of the option price of an ISO or shares of Common Stock are sold in connection with a broker-dealer loan, the withholding or sale of such common shares will be treated as a Disqualifying Disposition, thus subjecting the exercise to immediate tax consequences. See “Certain Federal Income Tax Consequences” below.

      The period during which an option may be exercised shall be determined by the Committee at the time of the option grant and, for ISOs, may not extend more than ten years from the date of the grant, except in the case of ISOs granted to persons possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Company and/or its subsidiaries in which case the option period will not exceed five years from the date of grant.

      With respect to grants pursuant to the 2002 Option Plan, to the extent not previously exercised, each ISO and NSO will terminate upon the expiration of the option period specified in the option agreement provided, however that, subject to the discretion of the Committee, each ISO and NSO will terminate, if earlier: (i) 30 days after the date that the option holder ceases to be an eligible person for any reason other than death, disability, or retirement; (ii) 6 months after the date that the option holder ceases to be an eligible person by reason of such person’s death or disability; or (iii) immediately upon the option holder’s termination of employment or service as a director for cause.

Restricted Stock Awards

      The Option Plans authorize the grant of restricted stock awards which award shares of Company Common Stock to the recipient. The recipient becomes vested and the shares of restricted stock become nonforfeitable pursuant to the terms and conditions of the restricted stock agreement. The Committee has the authority to establish the terms and conditions of restricted stock awards, including the period over which such awards will vest and become nonforfeitable. To the extent that a participant or eligible person has not become vested in shares of Company Common Stock subject to a restricted stock award prior to termination of employment, death or disability, the participant or eligible person, subject to the Committee’s discretion, shall forfeit such shares.

Transferability; Dividend and Voting Rights; Withholding

      The terms of the Option Plans provide that ISOs and shares of restricted stock are not transferable other than by will or the laws of descent and distribution. NSOs may not be transferred other than by will, the laws of descent and distribution, or, in the case of NSOs under the 2002 Stock Option Plan, at the discretion of the Committee, by direct gift to a family member or gift to a family trust or family partnership. Holders of ISOs or NSOs shall have no dividend rights or voting rights until the options have been exercised. Holders of restricted stock awards generally have dividend rights and voting rights, unless the Committee provides otherwise in the restricted stock agreements.

      The Option Plans provide that recipients of options pay all required local, state and federal withholding taxes associated with the exercise of such options in cash unless the Committee, in its discretion, permits the option holder to pay such withholding liability by surrendering common shares already owned, or by withholding common shares issued pursuant to the option being exercised.

Change in Control

      In the event of a hostile change in control of the Company or a liquidation or dissolution of the Company, on the effective date of such change in control, all options shall become fully exercisable and all restricted stock awards shall become vested and nonforfeitable.

      For purposes of the Option Plans, a hostile change of control of the Company shall have occurred when:

1.	Any person, in a transaction which is not approved by 2/3 of the then current Board of Directors, directly or indirectly acquires or otherwise becomes entitled to vote more than (a) 50% of the voting power of all classes of Company stock; or (b) 50% of the outstanding shares of stock; or

2.	The stockholders approve any merger or consolidation of the Company, or any sale, lese or exchange of all or any substantial part of the consolidated assets of the Company and its subsidiaries to any other person in which the Company is not the continuing or surviving entity.

Non-Compete

      The Company, in its discretion, may as a condition to the grant of an option or a restricted stock award, require that the participant or eligible person enter in a covenant not to compete, a non-disclosure agreement or a confidential information agreement with the Company and its subsidiaries, upon terms and conditions specified by the Company.

Certain Federal Income Tax Consequences

      The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Option Plans. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

      The discussion of federal income tax consequences set forth below is included for informational purposes only. The discussion is based on currently existing provisions of the code, existing or proposed treasury regulations thereunder and current administrative rulings and court decisions. All of the foregoing are subject to change, and any such change could affect the continuing validity of this discussion. Each participant in the Option Plans should consult his or her tax advisor regarding specific tax consequences including the application and effect of state and local tax laws.

      Incentive Stock Options. ISOs granted under the Option Plans are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to Section 422, the grant and exercise of an ISO generally will not result in taxable income to the option holder (with the possible exception of alternative minimum tax liability and with the exception that the option holder will be subject to FICA upon exercise of an ISO) if the option holder does not dispose of common shares received upon exercise of such option within one year after the date of exercise and two years after the date of grant (either type of disposition hereinafter referred to as a “Disqualifying Disposition”), and if the option holder has continuously been an eligible person from the date of grant to three months before the date of exercise (or 6 months in the event of death or disability) (hereinafter referred to as the “Employment Requirement”). The Company will not be entitled to a deduction for income tax purposes in connection with the grant or exercise of an ISO. Additionally, the Company will not be entitled to a deduction at the time common shares acquired pursuant to an ISO are disposed of, provided that the option holder has satisfied the Employment Requirement and the disposition is not a Disqualifying Disposition. The excess of the fair market value on the date of exercise of an ISO of the shares acquired over the exercise price may in some circumstances be an “adjustment” for purposes of the alternative minimum tax.

      Disposition of common shares acquired pursuant to an ISO, except in the case of a Disqualifying Disposition, will result in long-term capital gain or loss taxation of the option holder on the difference between the amount realized upon disposition and the option price. An option holder who, in a Disqualifying Disposition, disposes of common shares acquired pursuant to an ISO, will be required to notify the Company and will immediately recognize the gain on the disposition as ordinary income. In the event of a Disqualifying Disposition, the Company will be entitled to a deduction in the amount of income recognized by the option holder.

      Pursuant to the Code and the terms of the Option Plans, the Committee will designate all options granted under the Option Plans as either ISOs or NSOs. To the extent that the fair market value of the Company’s Common Stock (determined at the time an option is granted) with respect to which all ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, such option shall be treated for all purposes under the Option Plans as an NSO.

      Non-Qualified Stock Options. For NSOs, or ISOs which have converted to NSOs for any reason, the difference between the market value of the Company’s Common Stock on the date of exercise and the option price will constitute taxable ordinary income to the option holder on the date of exercise. The Company will be entitled to a deduction in the same year in an amount equal to the income taxable to the option holder. The option holder’s basis in shares of the Company’s Common Stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of such the Company’s Common Stock by the option holder will be taxed as a capital gain or loss to the option holder, and will be long-term capital gain or loss if the option holder has held such Company Common Stock for more than one year at the time of sale.

      Pursuant to the terms of the Option Plans, the Committee will require any recipient of common shares upon the exercise of an NSO to pay the Company, in cash, by surrendering common shares already owned, by withholding common shares issued pursuant to the option being exercised, by obtaining a broker-dealer loan or in such other form as the Committee may determine in its discretion, the amount of any tax or other amount required by any governmental authority to be withheld and paid by the Company to such authority for the account of such recipient.

      Restricted Stock. Restricted stock will generally cause the participant or eligible person to recognize taxable ordinary income pursuant to the rules of Section 83 of the Code. Accordingly, unless otherwise elected by the participant or eligible person, shares of restricted stock granted under the Option Plans will generally cause the participant or eligible person to recognize taxable ordinary income in the amount equal to the fair market value Company Common Stock when such stock vests and is no longer subject to a substantial risk of forfeiture. The participant or eligible person may elect to recognize taxable ordinary income within 30 days following the restricted stock award. In the case of such an election (an “83(b) Election”) the participant or eligible person recognizes taxable ordinary income equal to the fair market value of Company Common Stock subject to the restricted stock award. Following an 83(b) election, if the participant or eligible person sells the restricted stock after the stock is no longer subject to a substantial risk of forfeiture, the participant or eligible person generally recognizes income taxable at capital gains rates. The amount of such income is generally the amount received by the participant or eligible person upon the disposition of restricted stock less the amount of income realized by the participant or eligible person upon making the 83(b) Election. In the event that (i) the value of restricted stock decreases from the time of an 83(b) election to the date of disposition of the restricted stock; or (ii) the participant or eligible person forfeits the shares of restricted stock following an 83(b) Election, then the participant or eligible person may generally offset other capital gains by the amount of loss realized on such disposition or forfeiture.

Performance-Based Compensation — Section 162(m) Requirement

      The Option Plans are intended to preserve the Company’s tax deduction for certain awards made under the Option Plans by complying with the terms of Section 162(m) of the Code and regulations relating thereto.

      The Board of Directors recommends a vote FOR approval of the Amended and Restated Meadowbrook Insurance Group, Inc. 1995 Stock Option Plan and the Amended and Restated Meadowbrook Insurance Group, Inc. 2002 Stock Option Plan to permit Restricted Stock Awards.

OTHER MATTERS

      The Company is not aware of any matter that may be brought before the Annual Meeting other than as described above. In the event any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

Dated: April 5, 2004

APPENDICE

AUDIT COMMITTEE CHARTER

1. Authority

      The Board of Directors of Meadowbrook Insurance Group, Inc. (the “Company”) by Resolution dated August 6, 2002, established the Audit Committee (“Committee”).

2. Purpose

      The Audit Committee Charter was adopted by the Board of Directors on November 5, 2002. The purpose of the Committee is to provide oversight relating to financial reporting, selection, compensation and rotation of the Company’s independent auditors and oversight of the internal audit functions of the Company.

3. Duties and Responsibilities

•	The Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or discharge of the auditors when circumstances warrant.

•	Approve the fees and other significant compensation paid to the independent auditors.

•	On an annual basis, the Committee shall review and discuss with the independent auditors any relationship it may have with the Company that might impair the auditors’ independence.

•	Review the independent auditors audit plan, scope, staffing, involvement of management and general audit approach.

•	Review and assure the Company implements any regulatory actions adopted by the Securities and Exchange Commission (“SEC”).

•	Establish, review and update periodically the Company’s Code of Business Conduct and assure that management has established a process to enforce the Code, as well as, avoid any transactions which would create a conflict of interest between directors and officers of the Company.

•	Assure the audit partner serves for no more than five (5) consecutive years on the Company’s audit.

•	Review the quarterly and annual financial statements and determine whether they are complete and consistent with the information known to committee members, and assess whether the financial statements reflect appropriate accounting principles.

•	Discuss with the Board of Directors those matters required to be communicated to the Audit Committee, in accordance with AICPA SAS 61, which shall include the following:

•	Auditors responsibility under generally accepted auditing standards (GAAS);

•	Significant accounting policies;

•	Management judgments and accounting estimates;

•	Significant audit adjustments;

•	Other information and documents containing audited financial statements;

•	Disagreements with management, including accounting principles, scope of audit, disclosures;

•	Consultation with other accountants by management;

•	Major issues discussed with management prior to retention; and

•	Difficulties encountered in performing the audit.

•	Develop and implement a Code of Ethics for the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Controller in accordance with Section 406 of the Sarbanes-Oxley Act of 2002.

•	Monitor and assure the Chief Executive Officer and Chief Financial Officer have complied with the certification requirements of Section 906 and 302 of the Sarbanes-Oxley Act of 2002.

•	Review the budget, plan activities, audits and organization of the internal audit department.

•	Pre-approve all permitted non-audit services to be provided by the independent auditors unless a) such non-audit services provided to the Corporation constitute less than 5% of the total amount of revenues paid by the Corporation to its auditors during the fiscal year when the non-audit services are performed, or b) such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and such services are promptly brought to the attention of the audit committee and approved prior to completion of the audit.

•	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal controls, and auditing.

•	Engage independent counsel and other advisers as the Audit Committee determines necessary to carry out its duties, including investigation of suspected improprieties, with the Company to provide appropriate funding therefore.

•	Review annually with management and the independent auditors their assessments of the adequacy of the internal control structure and procedures for financial reporting.

•	Meet and discuss with the Company’s auditors and management the Company’s quarterly and year-end earnings before filing with SEC and disclosure to the public.

•	Establish policies and procedures relating to the Company’s earnings, press releases, public disclosure of financial information and earnings guidance provided to analysts and rating agencies.

•	Discuss guidelines and policies relating to govern the process by which risk assessment and risk management is undertaken by the Chief Executive Officer and senior management.

•	Conduct separate and periodic meetings with management, independent auditors and the internal auditors.

•	Establish hiring policies for employees or former employees of the Company’s independent auditors.

•	Adopt and disclose Corporate Governance Guidelines for publication of the Company’s website.

•	Annually prepare a report to shareholders as required by the Securities Exchange Commission, which shall be included in the Company’s Annual Proxy Statement.

•	Perform any other activities consistent with its Charter, as the Committee or the Board deems necessary or appropriate.

4. Membership

      The Committee will have a Chairman and a minimum of two (2) other directors all of whom shall be independent directors.

      The Committee must include at least one Audit Committee financial expert as defined by the SEC.

      The Board of Directors will appoint the Committee members and the Chairman.

      The Board of Directors will approve all appointments to the Committee.

      The Board of Directors may remove a member from the Committee at any time with or without cause.

5. Committee Meetings/Action

•	A majority of the Committee members will be a quorum for the transaction of business.

•	The action of the majority of those present at a meeting when a quorum is present will be the actions of the Committee.

•	The Committee will meet at least four (4) times per year and at such other times as may be requested by its Chairman.

•	The Committee Chairman will from time to time report to the Board of Directors on Committee actions.

•	The Secretary of the Company will keep Minutes of all Committee meetings.

•	A preliminary agendas will be prepared by either Secretary or the Chairman of the Board. The Chairman of the Committee will make the final decision regarding the agenda.

•	The agenda and all materials to be reviewed at the meeting shall be received by the Committee members as far in advance of the meeting date as practicable.

COMPENSATION COMMITTEE CHARTER

1. Authority

      The Board of Directors of Meadowbrook Insurance Group, Inc. (the “Company”), by Resolution dated August 6, 2002, established the Compensation Committee (“Committee”).

2. Purpose

      The Compensation Committee Charter was adopted by the Board of Directors on November 5, 2002. The Committee’s purpose is to assure the Company’s executives and other key employees are fairly compensated in relation to their duties, responsibilities and performance.

3. Duties and Responsibilities

      a. a. Chairman and CEO Evaluation

      The Committee will:

•	Review and approve appropriate goals and objectives for the next year;

•	Evaluate the performance of the Chairman and CEO in meeting those goals and objectives; and

•	Approve the compensation of the Chairman and CEO.

      b. b. Executive Compensation

      The Committee will:

•	Periodically review the Company’s philosophy regarding executive compensation and provide counsel to the Chairman and the CEO relative to different compensation approaches.

•	Review and approve the compensation (base salary, bonus, stock options, stock awards or other incentives) of the Chairman and the CEO.

•	Review and approve Stock Option Awards for all other employees.

•	Make recommendations to the Board regarding the adoption, amendment or rescission of incentive compensation plans and stock-related plans (including specific provisions) in which the Chairman, CEO and other senior executives and key employees may be participants, including:

•	Approving option guidelines and quantity size of overall grants

•	Making specific grants to associates.

•	Determining rules and regulations relating to the Plan.

•	Modifying or canceling existing grants.

•	Designating employees eligible to participate in the long-term incentive plans.

•	Imposing limitations, restrictions and conditions upon any award as the Committee deems appropriate.

•	Assure that total compensation paid to the Company’s principal officers and other key employees is fair and reasonable.

•	Review and approve recommendations made by the Chairman and CEO for the compensation of the Company’s principal executives and other key employees.

•	Make recommendations to the Board relating to the nature, form and amount of compensation paid to directors.

      The Committee shall have authority to retain consultants of its selection to advise it with respect to the Company’s compensation and benefits programs.

•	Perform an annual evaluation of the Committee and its members.

•	Issue an annual report on executive compensation in accordance with applicable rules and regulations of the Securities and Exchange Commission for inclusion in the Company’s Annual Proxy Statement;

•	Perform such other duties as shall from time to time be delegated to it by the Board of Directors.

4. Membership

•	The Committee will have a Chairman and a minimum of two (2) other directors all of whom shall be independent directors.

•	The Board will appoint the Committee members and a Chairman.

•	The Board of Directors will approve all appointments to the Committee.

•	The Board may remove a Committee member from the membership of the Committee at any time with or without cause.

5. Committee Meetings/Action

•	A majority of the Committee members will be a quorum for the transaction of business.

•	The action of the majority of those present at a meeting when a quorum is present will be the actions of the Committee.

•	The Committee will meet at least two (2) times per year and at such other times as may be requested by its Chairman.

•	The Committee Chairman will from time to time report to the Board of Directors on Committee actions.

•	The Secretary of the Company will keep Minutes of all Committee meetings.

•	A preliminary agenda will be prepared by either the Secretary or the Chairman of the Board. The Chairman of the Committee will make the final decision regarding the agenda.

•	The agenda and all materials to be reviewed at the meeting shall be received by the Committee members as far in advance of the meeting date as practicable.

FINANCE COMMITTEE CHARTER

1. Authority

      The Board of Directors of Meadowbrook Insurance Group, Inc. (the “Company”), by Resolution dated August 6, 2002, established the Finance Committee (“Committee”).

2. Purpose

      The Finance Committee Charter was adopted by the Board of Directors on November 5, 2002. The purpose of the Committee is to provide oversight on financial and operational matters relating to the business of the Company.

3. Duties & Responsibilities

      The duties and responsibilities of the Committee will be as follows:

•	Review with management the long-term business objectives of the Company and the fundamentals which drive the Company’s financial results (including such matters as growth plans and marginal profitability of the Company’s lines of business, underwriting philosophy, reinsurance retention, pricing, information technology goals, claims processing, etc.

•	Review and approve material acquisitions or sales of its assets.

•	Review and approve lending relationships between the Company and its banks.

•	Review and approve any real estate acquisitions or sales by the Company.

•	Review and approve the purchase of directors and officers’ liability insurance for the Board of Directors of the Company.

•	Review and approve the Company’s budget.

•	Advise the Chairman, Chief Executive Officer and Chief Financial Officer of the Company on significant business related issues.

•	Review and advise management of the Company about significant financial problems or credit risks to the Company.

•	Engage experts on finance matters, if and when the members of the Committee deem it proper or advisable to do so and upon fees and terms acceptable to it.

•	Perform such other duties as shall from time to time be delegated to it by the Board of Directors.

4. Membership

      The Committee will have a Chairman and a minimum of two (2) other directors.

      The Board of Directors will appoint the Committee members and the Chairman.

      The Board of Directors will approve all appointments to the Committee.

      The Board of Directors may remove a member from the Committee at any time with or without cause.

5. Committee Meetings/ Actions

•	A majority of the Committee members will be a quorum for the transaction of business.

•	The action of the majority of those present at a meeting when a quorum is present will be the actions of the Committee.

•	The Committee will meet at least four (4) times per year or at such other times as may be requested by its Chairman.

•	The Committee Chairman will from time to time report to the Board of Directors on Committee actions.

•	The Secretary of the Company will keep Minutes of all Committee meetings, which will be distributed to all Board of Directors.

•	A preliminary agenda will be prepared by either the Secretary or the Chairman of the Board. The Chairman of the Committee will make the final decision regarding the agenda.

•	The agenda and all materials to be reviewed at the meeting shall be received by the Committee members as far in advance of the meeting date as practicable.

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

1. Authority

      The Board of Directors of Meadowbrook Insurance Group, Inc. (the “Company”), by Resolution dated August 6, 2002, established the Governance and Nominating Committee (“Committee”).

2. Purpose

      This Governance and Nominating Committee Charter was adopted by the Board of Directors on November 5, 2002. The purpose of the Committee is to provide oversight on matters relating to the nomination of directors, the selection and evaluation of officers and directors and the corporate governance of the Company.

3. Duties & Responsibilities

      The duties and responsibilities of the Committee will be as follows:

•	Establish criteria for the selection of directors of the Company, which shall include the following qualifications: (1) stock ownership in the Company; (2) industry (i.e., insurance) experience; (3) financial experience; (4) acknowledgement by the candidate of the ethical and fiduciary obligations owed the Company; (5) the candidates background be of the type to constructively review and questions management decisions; (6) availability to make a meaningful contribution to the Board and issues facing the Company; (7) candidates background have a history of success and be reflective of the Company’s strategic direction; and candidate ought to contribute to a diverse board.

•	Identify qualified individuals to serve as senior officers and directors of the Company.

•	Evaluate the performance of directors and oversee the evaluation of management.

•	Establish the corporate governance rules and guidelines for the Company, including a Code of Conduct and Business Conduct Policy.

•	Establish nominating criteria for Board members, interview Board candidates and make recommendations to the Board of Directors to select nominees for election at the Annual Meeting of Shareholders.

•	Establish, review and monitor compliance with the Code of Conduct and Business Conduct Policy.

•	Retain, if necessary, a search firm to identify director candidates.

•	Perform an annual evaluation of the Committee and its members.

•	Prepare a report to shareholders as required by the Securities and Exchange Commission, which shall be included in the Company’s Annual Proxy Statement.

•	Perform such other duties as shall from time to time be delegated to it by the Board of Directors.

•	Review, discuss and approve related party transactions or other similar type transactions involving the management of the Company.

4. Membership

      The Committee will have a Chairman and a minimum of two (2) other directors all of whom shall be independent directors.

      The Board of Directors will appoint the Committee members and the Chairman.

      The Committee shall consist solely of independent directors of the Company.

      The Board of Directors will approve all appointments to the Committee.

      The Board of Directors may remove a member from the Committee at any time with or without cause.

5. Committee Meetings/ Actions

•	A majority of the Committee members will be a quorum for the transaction of business.

•	The action of the majority of those present at a meeting when a quorum is present will be the actions of the Committee.

•	The Committee will meet at least two (2) times per year and at such other times as may be requested by its Chairman.

•	The Committee Chairman will from time to time report to the Board of Directors on Committee actions.

•	The Secretary of the Company will keep Minutes of all Committee meetings, which will be distributed to all Board of Directors.

•	A preliminary agenda will be prepared by either the Secretary or the Chairman of the Board. The Chairman of the Committee will make the final decision regarding the agenda.

•	The agenda and all materials to be reviewed at the meeting shall be received by the Committee members as far in advance of the meeting date as practicable.

INVESTMENT COMMITTEE CHARTER

1. Authority

      The Board of Directors of Meadowbrook Insurance Group, Inc. (the “Company”), by Resolution dated August 6, 2002, established the Investment Committee (“Committee”).

2. Purpose

      This Investment Committee Charter was adopted by the Board of Directors on August 6, 2002. The purpose of the Committee is to develop an investment policy and provide oversight on matters relating to investments made by the Company.

3. Duties & Responsibilities

      The duties and responsibilities of the Committee will be as follows:

•	Develop an Investment Policy for the Company.

•	Develop investment guidelines for captives or rent-a-captives, which reinsure the Company’s insurance company subsidiaries.

•	Identify and develop selection criteria and select the Investment Manager and Investment Advisor for the Company.

•	Monitor compliance with the Company’s Investment Policy.

•	Monitor the Investment Manager’s compliance with the Company’s Investment Policy.

•	Engage experts on investment matters, if and when the members of the Committee deem it proper or advisable to do so.

•	Perform such other duties as shall from time to time be delegated to it by the Board of Directors

4. Membership

      The Committee will have a Chairman and a minimum of two (2) other directors.

      The Board of Directors will appoint the Committee members and the Chairman.

      The Board of Directors will approve all appointments to the Committee.

      The Board of Directors may remove a member from the Committee at any time with or without cause.

5. Committee Meetings/Action

•	A majority of the Committee members will be a quorum for the transaction of business.

•	The action of the majority of those present at a meeting when a quorum is present will be the actions of the Committee.

•	The Committee will meet at least four (4) times per year and at such other times as may be requested by its Chairman.

•	The Committee Chairman will from time to time report to the Board of Directors on Committee actions.

•	The Secretary of the Company will keep Minutes of all Committee meetings, which will be distributed to all Board of Directors.

•	A preliminary agendas will be prepared by either Secretary or the Chairman of the Board. The Chairman of the Committee will make the final decision regarding the agenda.

•	The agenda and all materials to be reviewed at the meeting shall be received by the Committee members as far in advance of the meeting date as practicable.

MEADOWBROOK INSURANCE GROUP, INC.

AMENDED AND RESTATED

1995 STOCK OPTION PLAN

I. Purpose.

      The purpose of this 1995 Stock Option Plan (the “Plan”) is to reward certain key executives (the “Participants”) of Meadowbrook Insurance Group, Inc. (the “Company”) or its Subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986 (the “Code”)), for their past contributions to the Company’s goals by allowing these key executives to gain a proprietary interest in the Company.

II. Participants.

      Participants will consist of such key executives of the Company or any or all of its present or future Subsidiaries as the Board of Directors of the Company (the “Board”) or the Committee, as defined in Section III herein, in its sole discretion, determines to be mainly responsible for the success, future growth and profitability of the Company and whom the Board or the Committee may designate from time to time to receive awards of Stock Options or Restricted Stock (“Awards”) under the Plan. “Stock Option” means a right granted pursuant to this Plan entitling the Participant to acquire shares of common stock (“Common Stock”) issued by the Company. “Restricted Stock” means Common Stock issued or issuable by the Company which is subject to the restrictions imposed by this Plan, including those set forth in Section VI of the Plan. Awards may be granted under this Plan to persons who have previously received Awards or other benefits under this or other plans of the Company.

III. Administration.

A.	The Plan shall be administered by a committee (the “Committee”) appointed by the Board. The Committee shall be composed of not fewer than two members of the Board who are Non-Employee Directors. “Non-Employee Director” shall mean a director who:

1.	is not currently an officer of the Company or its Subsidiaries, or otherwise currently employed by the Company or its Subsidiaries;

2.	does not receive compensation, either directly or indirectly, from the Company or its Subsidiaries, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required in the Company’s proxy statement;

3.	does not possess an interest in any other transaction for which disclosure would be required in the Company’s proxy statement; and

4.	is not engaged in a business relationship for which disclosure would be required in the Company’s proxy statement.

No member of the Committee may exercise discretion with respect to, or participate in, the administration of the Plan if, at any time, during the twelve-month period prior to such exercise or participation, he or she has been granted or awarded stock, stock options or any other derivative security of any Company or an affiliate thereof under this Plan or any similar plan of the Company except as permitted in Rule 16b-3(c)(2)(i)(A) through (D) under the Securities Exchange Act of 1934. In the event of a public offering, members of the Committee shall be subject to any additional restrictions necessary to satisfy the requirements for disinterested administration of the Plan as set forth in Rule 16b-3, as it may be amended from time to time. No member of the Board or the Committee shall be liable for any action taken, or determination made, hereunder in good faith. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its bylaws.

B.	Powers. Within the limits of the express provisions of the Plan, the Committee shall determine:

1.	The Participants to whom Awards shall be granted;

2.	The time or times at which such Awards shall be granted;

3.	The form and amount of the Awards; and

4.	The limitations, restrictions and conditions applicable to any such Award.

In making such determinations, the Committee may take into account the nature of the services rendered by such Participants, or classes of Participants, their present and potential contributions to the Company’s success and such other factors as the Committee, in its discretion, shall deem relevant. All Awards are subject to the approval of the Board.

C.	Interpretations. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective Awards and make all other determinations it deems necessary or advisable for the administration of the Plan.

D.	Determinations. The determinations of the Committee, unless otherwise determined by the Board, on all matters regarding the Plan shall be conclusive and binding.

E.	Nonuniform Determinations. The Committee’s determinations under the Plan including, without limitation, determinations as to the Participants to receive Awards, the terms and provisions of such Awards and the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive or are eligible to receive Awards under the Plan, whether or not such Participants are similarly situated.

F.	Quorum. A majority of the Committee shall constitute a quorum, and the acts approved by a majority of the members present at any meeting at which a quorum is present, or acts approved in writing or by a majority of the Committee, shall be acts of the Committee.

IV. Awards Under the Plan.

      The following provisions shall apply to each Award of a Stock Option or Restricted Stock under the Plan. Awards shall be in such form and upon such terms and conditions as the Committee shall from time to time determine, subject to the following:

A.	Maximum Limitations. The aggregate number of shares of Common Stock which will be available for grant under the Plan is 2,000,000, subject to adjustment pursuant to Section IV.C., below. The maximum number of shares which may be issued to a single individual is 800,000. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held in the treasury of the Company. In the event that, prior to the end of the period during which Stock Options and Restricted Stock may be granted under the Plan, any shares of Restricted Stock are forfeited or any Stock Option expires unexercised or is terminated, surrendered or canceled without being exercised or vested, in whole or in part, for any reason, the number of shares subject to such Award or the unexercised, terminated, forfeited or unearned portion thereof, shall be added to the remaining number of shares of Common Stock available for Award under the Plan, including a grant to a former holder of such Award, upon such terms and conditions as the Committee shall determine, which terms may be more or less favorable than those applicable to such former Stock Option or Restricted Stock.

B.	Form. Awards under the Plan shall be granted in any of the following forms:

1.	Nonstatutory stock options (“NSOs” );

2.	Incentive stock options (“ISOs”); or

3.	Restricted Stock.

Unless otherwise expressly provided at the time of grant, Options granted under the Plan will not be ISOs.

C.	Adjustment Provisions. The aggregate number of shares of Common Stock with respect to which Awards shall be made, the aggregate number of shares of Common Stock subject to a Restricted Stock Award, the aggregate number of shares of Common Stock subject to each outstanding Stock Option and the exercise price per share of each such Stock Option shall be appropriately adjusted as the Committee may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company. Adjustments under this Section IV.C. shall be made according to the sole discretion of the Committee, and its decisions shall be binding and conclusive.

D.	Withholding Taxes. Whenever the Company is required to issue or transfer shares of Common Stock to a Participant under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of the amount sufficient to satisfy all federal, state and local withholding tax requirements.

E.	Conditions of Grant. The Committee, in its discretion, may, as a condition to the grant of an Award under the Plan, require a Participant who is the recipient of such Award to enter into a covenant not to compete with the Company and its Subsidiaries, which shall become effective on the date of termination of employment of the Participant with the Company, or any other date designated by the Committee, and which shall contain such terms and conditions as shall be specified by the Committee.

If the Participant shall fail to enter into any such agreement at the request of the Committee, then no Award shall be made hereunder to such Participant and the number of shares of Common Stock that would have been subject to such Award shall be added to the remaining number of shares available for grant as an Award under the Plan.

F.	Investment Representation. If the Committee, in its discretion, determines that as a matter of law such procedure is or may be desirable, it may require a Participant upon the exercise of an Option or any other acquisition of stock pursuant to the Plan to executive and deliver to the Secretary of the Company, the Investment Purpose Statement. This statement warrants that the shares are for the Participant’s own account, for investment and not with a view to the resale or distribution thereof and that subsequent offer of sale or sale of any of the shares will be made either pursuant to:

1.	A Registration Statement on the appropriate form under the Securities Act of 1933 (the “Securities Act”), which Registration Statement has become effective and is current with respect to the shares being offered and sold; or

2.	A specific exemption from the registration requirements of the Securities Act. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares awarded under the Plan or issued or transferred to the Participant upon the exercise of an Option.

G.	Issuance of Stock Certificate. The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option (“Option Shares”) as soon as reasonably practicable after such exercise. Subject to the Company’s right to hold in escrow shares of Common Stock subject to a Restricted Stock Award, the Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock subject to a Restricted Stock Award as soon as reasonably practicable after the grant of such Restricted Stock Award. If such Option Shares or Restricted Stock have not been registered under the Securities Act, the certificates will bear the following legend:

“The shares represented by this certificate have not been registered under the Federal Securities Act of 1933, as amended, or state securities or Blue Sky laws and may not be sold or transferred in the absence of an effective registration statement thereunder or an opinion of counsel satisfactory to the Company that such registration is not required.”

V. Stock Options

A.	Option Agreement. Stock Options granted under this Plan shall be subject to such terms and conditions, shall be exercisable at such time or times, and shall be evidenced by such form of written option agreement (the “Option Agreement”) between the Participant and the Company, as the Committee shall determine; provided that such determinations are not inconsistent with the other provisions of the Plan, or with Section 422 of the Code as amended for qualification as an ISO.

B.	Exercise of Stock Options.

1.	Exercise Price. The per share exercise price of each Stock Option shall be fixed by the Committee in the Option Agreement, but shall not be less than 100% of the Fair Market Value (as defined in Section XIII.G.) of the Common Stock subject to such Stock Option on the date of grant, except for Stock Options which are intended to replace existing Stock Options awarded to former Meadowbrook, Inc. optionholders.

2.	Manner of Exercise of Options and Payment for Stock. Any Stock Option granted under the Plan may be exercised by the Participant, a legatee or legatees of such Stock Option under the Participant’s last will, or by his or her executors, personal representatives or distributees.

a.	Notice. The Option may be exercised by delivering to the Secretary of the Company written notice of the number of shares of Common Stock with respect to which the Stock Option is being exercised.

b.	Payment. Except as otherwise provided in the Plan or in any Option Agreement, the purchase price of Common Stock upon exercise of any Stock Option by a Participant shall be paid in full as follows:

1)	in cash or certified check by the Participant;

2)	by a broker-dealer to whom the Participant has submitted an exercise notice consisting of a fully endorsed Stock Option;

3)	in Common Stock valued at its Fair Market Value on the date of exercise;

4)	by agreeing to surrender Stock Options then exercisable by him or her valued at the excess of the aggregate Fair Market Value of the Common Stock subject to such Stock Options on the date of exercise over the aggregate option exercise prices of such Common Stock;

5)	by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Stock Option having an aggregate Fair Market Value on the date of exercise equal to the exercise price of the Stock Option; or

6)	by such other medium of payment as the Committee, in its discretion, shall authorize, or by any combination of 1), 2), 3), 4) or 5) above, at the discretion of the Committee.

In the case of payment pursuant to 2), 3), 4), 5) or 6) above, to the extent required by Section 16 of the Securities Exchange Act of 1934 (the “1934 Act”), the Participant’s election must be made on or prior to the date of exercise of the Stock Option and must be irrevocable. In the case of a Participant who is an insider subject to the 1934 Act and who elects payment pursuant to 5) above, the election must, to the extent required by the 1934 Act, be made in writing either within ten (10) business days beginning on the third (3rd) business day following release of the Company’s quarterly or annual summary of earnings and ending on the twelfth (12th) business day following such day, or at least six (6) months prior to the date of exercise of such Stock Option.

C.	Term of Stock Options. Each Stock Option shall become exercisable at the time, and for the number of shares of Common Stock fixed by the Committee in the Stock Option Agreement. Each Stock Option shall expire and all rights to purchase Common Stock thereunder shall cease on the date fixed by the Committee in the Option Agreement, which shall not be later than ten (10) years from the date such Stock Option is granted.

D.	Provisions Specifically Applicable to Incentive Stock Options (ISOs). It is intended that ISOs granted under the Plan shall constitute Incentive Stock Options within the meaning of Section 422 of the Code. ISOs may be granted under the Plan for the purchase of shares of Common Stock. Notwithstanding any other provision herein contained, ISOs shall be in such form and upon such conditions as the Board shall from time to time determine, subject to the following:

1.	Terms of Options. No Incentive Stock Option shall be exercisable prior to the date one year, or after the date ten years, from the date such ISO is granted.

2.	Limitation on Amounts. The aggregate Fair Market Value (determined with respect to each ISO as of the time such ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by an employee during any calendar year (under this Plan or any other plan of the Company or Subsidiary) shall not exceed $100,000.

3.	Ten Percent Shareholder. No employee may receive an ISO under the Plan if such employee at the time the Award is granted, owns (as defined in Section 424(d) the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or any Subsidiary, unless the option price for such ISO is at least 110% of the Fair Market Value of the Common Stock subject to such ISO on the date of grant and such Option is not exercisable after the date five years from the date such Option is granted.

VI. Restricted Stock Awards.

A.	Restricted Stock Agreement. Each Award of Restricted Stock pursuant to this Plan will be evidenced by an agreement (the “Restricted Stock Agreement”) between the Company and the Participant to whom such Restricted Stock is to be issued, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan.

B.	Vesting in Restricted Stock. Except as otherwise provided herein, each Restricted Stock Agreement may specify the period or periods of time within which shares of Restricted Stock will no longer be subject to the restrictions imposed under this Plan or any Restricted Stock Agreement (the “Restricted Stock Vesting Period”), as set forth in this subsection VI.B. A Restricted Stock Agreement may also specify Designated Performance Criteria which must be satisfied within the Restricted Stock Vesting Period. Restricted Stock Vesting Periods shall be determined by the Committee in its discretion and may be accelerated or shortened by the Committee in its discretion, but shall not exceed ten years for full vesting. All shares of Restricted Stock shall become immediately and fully vested upon a Hostile Change in Control of the Company.

C.	Forfeiture of Restricted Stock. To the extent that the applicable Restricted Stock Vesting Period has not elapsed, each share of Restricted Stock, subject to the discretion of the Committee, shall be forfeited immediately as of the date the Restricted Stockholder ceases to be a Participant for any reason.

D.	Restrictions on Transfer of Restricted Stock.

1.	General Rule on Transfers of Restricted Stock. Restricted Stock may be transferred only if required by law. All Transfers of Restricted Stock not meeting the conditions set forth in this subsection VI.D are expressly prohibited.

2.	Effect of Prohibited Transfer. Any prohibited transfer of Restricted Stock is void and of no effect. Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, attempt to set aside the transfer, enforce any undertaking or right under this subsection VI.D, or exercise any other legal or equitable remedy.

3.	Escrow. The Committee may, in its discretion, require that the Restricted Stockholder deliver the certificate(s) for the Restricted Stock with a stock power executed in blank to the Secretary of the Company or his or her designee to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificate(s) may be held in escrow so long as the shares of Restricted Stock are subject to any restrictions under this Plan or under a Restricted Stock Agreement. Each Restricted Stockholder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Plan, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

VII. Transferability of Stock Options.

      No Award of Stock Options made under the Plan may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except to a grantor trust (as defined in Sections 671-7 of the Code) or as provided by will or the applicable laws of descent or distribution, and no Award shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award, or levy of attachment or similar process upon the Award not specifically permitted herein shall be null and void and without effect. A Stock Option may be exercised only by the Participant during his or her lifetime, or pursuant to Section X.C, by his or her estate or the person who acquires the right to exercise such Stock Option upon his or her death by bequest or inheritance.

VIII. Dissolution.

      Upon the dissolution or liquidation of the Company, each Stock Option granted hereunder but not yet exercised shall expire and each share of Restricted Stock for which the Restricted Stock Vesting Period has not elapsed shall be forfeited as of the effective date of such transaction.

IX. Effective Date and Conditions Subsequent to Effective Date.

A.	The Plan originally became effective and was approved by shareholders of the Company on August 22, 1995. The Plan, as amended and restated, is effective on the date of its adoption by the Board, February 13, 2004, provided the Plan is approved by the shareholders of the Company (excluding holders of shares of Option Stock issued by the Company under this Plan). If the amended and restated Plan is not approved by the shareholders of the Company, then the terms of the Plan, as approved by shareholders on August 22, 1995 shall remain in effect. Restricted Stock may be granted or awarded before shareholder approval of the amended and restated Plan but each share of Restricted Stock granted or awarded hereunder shall be subject to shareholder approval of the Plan and if such approval is not obtained, such grants will be null and void and of no effect.

B.	No grant or Award shall be made under the Plan more than ten (10) years from the original date of adoption of the Plan by the Board, August 22, 1995; provided, however, that the Plan and all Awards made under the Plan prior to such date shall remain in effect and subject to adjustment and amendment as herein provided until they have been satisfied or terminated in accordance with the terms of the respective grants or Awards and the related Agreements.

X. Termination of Employment.

      Upon termination of employment for any reason, each share of Restricted Stock shall be forfeited in accordance with Section VI.B. Each Stock Option shall, unless sooner expired pursuant to Section X.A, B, or C below, expire on the first to occur of the tenth (10th) anniversary of the date of grant thereof or the expiration date set forth in the applicable Option Agreement.

A.	Other Than for Cause, Death, or Disability. If the Participant’s employment with the Company and its Subsidiaries is terminated for any reason other than Cause, Death or Disability (as determined solely by the Board), the Participant will have the right for a period of thirty (30) days following such termination, or for a period determined at the discretion of the Committee, to exercise that portion of the Option, if any, which was exercisable by the Participant on the date of termination of employment. In no event shall the Participant have the right to exercise an Option subsequent to the expiration date of the Option.

B.	Cause. If the Participant’s employment is terminated for cause, as determined by the Board, all Stock Options shall expire on the first to occur of the expiration date set forth in the applicable Option Agreement, or the date and time of termination of employment.

C.	Death or Disability. If the employment of a Participant with the Company and all Subsidiaries terminates by reason of disability (as determined by the Board) or death, the Participant or the Participant’s legal representative or legatees will have the right for a period of six (6) months following such termination, or for a period determined at the discretion of the Committee, to exercise that portion of the Option, if any, which was exercisable by the Participant on the date of termination of employment. In no event shall the Participant have the right to exercise an Option subsequent to the expiration date of the Option.

XI. Change in Control.

      Any unexercisable Stock Option will become immediately exercisable and any stock restrictions will immediately lapse in the event that a Hostile Change of Control occurs, as defined in each applicable Option Agreement. All shares of Restricted Stock shall become immediately and fully vested upon a Hostile Change in Control of the Company, as defined in each applicable Restricted Stock Agreement.

XII. Postponement of Exercise.

      The Committee may postpone any exercise of a Stock Option for such time as the Committee, in its sole discretion, may deem necessary in order to permit the Company to:

A.	Effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of a Stock Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

B.	Permit any action to be taken in order to:

1.	List such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange; or

2.	Comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

C.	Determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in IX.B above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Option Agreement or any provision of the Plan to recognize the exercise of a Stock Option, or to sell or issue shares of Common Stock in violation of the Securities Act or the law of any government having jurisdiction thereof. Any such postponement shall not extend the terms of a Stock Option and neither the Company nor its directors or officers shall have any obligation or liability to any Participant or any other person with respect to any shares of Common Stock as to which the Stock Option shall lapse because of such postponement.

XIII. Miscellaneous.

A.	No Obligation to Exercise Options. The granting of a Stock Option shall impose no obligation upon a Participant to exercise such Stock Option.

B.	Termination and Amendment of Plan. The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend or suspend the Plan or any Stock Option or Restricted Stock Award granted hereunder or may at any time terminate the Plan, except that, it may not without approval of the shareholders of the Company (except to the extent provided in Section IV.C. hereof):

1.	Materially increase the total number of shares of Common Stock available for issuance under the Plan;

2.	Materially increase benefits to Participants under the Plan;

3.	Effect a change relating to ISOs granted hereunder which is inconsistent with Section 422 of the Code or regulations issued thereunder; or

4.	Changes the class of persons eligible to be Participants.

      No action taken by the Board, with or without shareholder approval, under this Section may materially and adversely affect any outstanding Award without the consent of the holder thereof.

C.	Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.

D.	Right To Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of such Participant.

E.	Rights as a Shareholder. No Participant shall have any right or privilege as a shareholder unless and until certificates for shares of Common Stock are issuable to him or her.

F.	Leaves of Absence and Disability. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine:

1.	Whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan; and

2.	The impact, if any, of any such leave of absence on Awards under the Plan theretofore made to any Participant who takes such leave of absence.

G.	Fair Market Value. Whenever the Fair Market Value of Common Stock is to be determined under the Plan as of a given date, such Fair Market Value shall be:

1.	If the Common Stock is principally traded on an exchange or market in which prices are reported on a bid and asked basis, the average of the mean between the bid and the asked price for the Common Stock at the close of trading for the 10 consecutive trading days immediately preceding such given date;

2.	If the Common Stock is principally listed on a national securities exchange, the average of the closing prices of the Common Stock on the Composite Tape for the 10 consecutive trading days immediately preceding such given date; or

3.	If the Common Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine.

H.	Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company:

1.	On the date it is personally delivered to the Secretary of the Company at its principal executive offices; or

2.	Three business days after it is sent by registered or certified mail; postage prepaid, addressed to the Secretary at such offices.

and to a Participant:

3.	On the date it is personally delivered to him or her; or

4.	Three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

I.	Elimination of Fractional Shares. If under any provision of the Plan that requires a computation of the number of shares of Common Stock subject to an Award, the number so computed is not a whole number of shares of Common Stock, such number of shares shall be rounded down to the next whole number.

J.	Governing Law. All questions pertaining to the validity, construction and administration of the plan and Awards granted hereunder shall be determined in conformity with the laws of the State of Michigan.

APPENDICE

MEADOWBROOK INSURANCE GROUP, INC.

AMENDED AND RESTATED
2002 STOCK OPTION PLAN

1. Purpose; Effectiveness of the Plan

      (a) The purpose of this Plan is to advance the interests of the Company and its shareholders by helping the Company and its Subsidiaries attract and retain the services of employees, officers and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company. The Plan is also established with the objective of encouraging Stock ownership by such employees, officers and directors and aligning their interests with those of shareholders.

      (b) The Plan was originally effective February 21, 2002 and approved by the shareholders of the Company on May 1, 2002. The Plan has been amended and restated to permit the award of Restricted Stock, as defined and described below. The Plan, as amended and restated, is effective on the date of its adoption by the Board, February 13, 2004, provided the Plan is approved by the shareholders of the Company (excluding holders of shares of Option Stock issued by the Company under this Plan). If the amended and restated Plan is not approved by the shareholders of the Company, then the terms of the Plan, as approved by shareholders on May 1, 2002 shall remain in effect. This Plan will remain in effect until it is terminated by the Board under Section 11 hereof, except that no Incentive Stock Option will be granted after the tenth anniversary of the date of this Plan’s adoption by the Board.

2. Definitions. Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any Stock Option Agreements and Restricted Stock Agreements entered into pursuant to this Plan:

      (a) “10% Shareholder” means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code at the time he or she is granted an Option, Stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of Stock of the Company and/or of its Subsidiaries.

      (b) “1933 Act” means the federal Securities Act of 1933, as amended.

      (c) “1934 Act” means the federal Securities Exchange Act of 1934, as amended.

      (d) “Board” means the Board of Directors of the Company.

      (e) “Cause” means (i) the Participant’s material breach of an employment agreement, if any, between the Participant and the Company or one of its Subsidiaries, (ii) the Participant’s breach of a Confidential Information Agreement between the Participant and the Company or one of its Subsidiaries, (iii) the breach of any non-disclosure or non-compete agreement between the Participant and the Company or one of its Subsidiaries, or (iv) the Participant engages in illegal conduct or misconduct which materially and demonstrably injures the Company. For purposes of determining whether “Cause” exists, no act or failure to act, on the Participant’s part shall be considered “willful,” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief by the Participant that his action or omission was in the best interests of the Company.

      (f) “Code” means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan’s adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from remodification, renumbering or otherwise).

      (g) “Committee” means the Compensation Committee of the Company’s Board of Directors provided that the Compensation Committee is comprised solely of Non-Employee Directors. In the alternative, the Board of Directors may, in its discretion, choose to act as the Committee for the Plan.

      (h) “Company” means Meadowbrook Insurance Group, Inc., a Michigan corporation and its successor or successors.

      (i) “Confidential Information Agreement” means a written agreement between the Company or one of its Subsidiaries and the Eligible Person establishing the duty of the Eligible Person not to disclose information that is proprietary to the Company or one of its Subsidiaries and establishing the sanctions applicable in the event the Eligible Person breaches the Agreement.

      (j) “Disability” has the same meaning as “permanent and total disability,” as defined in Section 22(e)(3) of the Code.

      (k) “Disqualifying Disposition” means a disposition, as defined in Section 424(c)(1) of the Code, of Option Stock acquired pursuant to an ISO, which occurs either:

(i)	within two years after the underlying Option is granted; or

(ii)	within one year after the underlying Option is exercised.

      Under Section 424(c)(1) of the Code, the term “disposition” includes a sale, exchange, gift, or a transfer of legal title, but does not include (A) a transfer from a decedent to an estate or a transfer by bequest or inheritance, (B) an exchange to which Section 354, 355, 356, or 1036 (or so much of Section 1031 as relates to Section 1036) applies, or (C) a mere pledge or hypothecation.

      (l) “Eligible Persons” means persons who, at a particular time, are employees, officers or members of the Board of Directors of the Company or its Subsidiaries. With respect to ISOs only, this definition does not include persons who have been on leave of absence for greater than 90 days, unless re-employment is guaranteed by law or contract.

      (m) “Fair Market Value” means, with respect to Option Stock and Restricted Stock and as of the date in question, the market price per share of such Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith:

(i)	if the Stock was principally traded on an exchange or market in which prices are reported on a bid and asked basis, the average of the mean between the bid and asked price for the Stock at the close of trading for the 10 consecutive trading days immediately preceding the date in question;

(ii)	if the Stock was principally listed on a national securities exchange, the average of the closing prices of the Stock on the composite tape for the 10 consecutive trading days immediately preceding the date in question; or

(iii)	if neither of the foregoing provisions is applicable, then the Committee shall determine Fair Market Value in good faith on such basis as it deems appropriate; in the case of ISOs, “good faith” shall be determined in accordance with Section 422 of the Code.

      (n) “Hostile Change in Control” means the occurrence of either of the following events that is not approved by two-thirds of the members of the Board of Directors in office immediately prior to the event(s):

1.	Any person (as such term is used in Section 13 of the Securities Exchange Act of 1934 and the rules and regulations thereunder and including any Affiliate or Associate of such person, as defined in Rule 12b-2 under said Act, and any person acting in concert with such person) directly or indirectly acquires or otherwise becomes entitled to vote more than

A)	50% of the voting power of all classes of company stock or

B)	50% of the outstanding shares of stock; or

2.	The stockholders approve any merger or consolidation of the Company, or any sale, lease or exchange of all or any substantial part of the consolidated assets of the Company and its subsidiaries to any other person in which the Company is not the continuing or surviving corporation.

      (o) “ISO” or “Incentive Stock Option” means an Option, which is subject to certain holding requirements and tax benefits, and which qualifies as an “incentive stock option,” as defined in Section 422 of the Code.

      (p) “Non-Employee Director” means a director who:

(i)	is not currently an officer of the Company or its Subsidiaries, or otherwise currently employed by the Company or its Subsidiaries;

(ii)	does not receive compensation, either directly or indirectly, from the Company or its Subsidiaries, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required in the Company’s proxy statement;

(iii)	does not possess an interest in any other transaction for which disclosure would be required in the Company’s proxy statement; and

(iv)	is not engaged in a business relationship for which disclosure would be required in the Company’s proxy statement.

      (q) “NSO” means any Option granted under this Plan whether designated by the Committee as a “non-qualified stock option,” a “non-statutory stock option” or otherwise, other than an Option designated by the Committee as an ISO. The term “NSO” also includes any Option designated by the Committee as an ISO but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

      (r) “Option” means a right granted pursuant to this Plan entitling the Participant to acquire shares of Stock issued by the Company.

      (s) “Option Agreement” means an agreement between the Company and an Eligible Person to evidence the terms and conditions of the issuance of Options hereunder.

      (t) “Option Price” with respect to any particular Option means the exercise price at which the Participant may acquire each share of the Option Stock called for under such Option.

      (u) “Option Stock” means Stock issued or issuable by the Company pursuant to the valid exercise of an Option.

      (v) “Participant” means an Eligible Person to whom an Option or Restricted Stock is granted hereunder, and any transferee of such Option or Restricted Stock received pursuant to a Transfer authorized under this Plan.

      (w) “Plan” means this Meadowbrook Insurance Group, Inc. 2002 Stock Option Plan.

      (x) “Restricted Stock” means Stock issued or issuable by the Company which is subject to the restrictions imposed in Section 7 of the Plan.

      (y) “Restricted Stock Agreement” means an agreement between the Company and an Eligible Person to evidence the terms and conditions of the issuance of Restricted Stock hereunder.

      (z) “Restricted Stockholder” means an Eligible Person to whom any Restricted Stock is issued hereunder, and any transferee of such Stock received pursuant to a Transfer required by law.

      (aa) “Stock” means shares of the Company’s common stock.

      (bb) “Subsidiary” has the same meaning as “Subsidiary Corporation” as defined in Section 424(f) of the Code.

      (cc) “Tax Withholding Liability” means all federal and state income taxes, social security tax, medicare tax and any other taxes applicable to the income arising from a transaction involving Options or Restricted Stock required by applicable law to be withheld by the Company. The Committee shall retain the discretion to determine the amount of Tax Withholding Liability.

      (dd) “Transfer,” with respect to Option Stock and Restricted Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Stock, including without limitation an assignment for the benefit of creditors of the Participant, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Option Stock or Restricted Stock or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Option Stock and Restricted Stock are transferred or awarded to the spouse of the Participant or are required to be sold, or a transfer resulting from the filing by the Participant of a petition for relief, or the filing of an involuntary petition against such Participant, under the bankruptcy laws of the United States or of any other nation.

3. Eligibility. Options and Restricted Stock may be granted under this Plan only to persons who are Eligible Persons as of the time of such grant. In the case of ISOs, only Eligible Persons who are employees or officers of the Company or one of its Subsidiaries shall be eligible to receive a grant of ISOs.

4. Administration.

      (a) Administration by the Committee. The Committee, subject to the direction of the Board, will administer this Plan, but may delegate such powers or duties to employees of the Company or its Subsidiaries, as it deems appropriate. The Board may take any action under this Plan that the Committee could otherwise take.

      (b) Authority and Discretion of Committee. The Committee will have full and final authority in its discretion, at any time subject only to the express terms, conditions and other provisions of the Company’s articles of incorporation, bylaws and this Plan, and the specific limitations on such discretion set forth herein:

(i)	to select and approve the persons to whom Options will be granted under this Plan from among the Eligible Persons, including the number of Options and the amount of Option Stock available for purchase under such Options so granted to each person;

(ii)	to select and approve the persons to whom Restricted Stock will be issued under this Plan from among the Eligible Persons and the number shares of Restricted Stock to be so issued;

(iii)	to determine the period or periods of time during which Options may be exercised or become exercisable, the Option Price and the duration of such Options, the date on which Options are granted, and other matters to be determined by the Committee in connection with specific Option grants and Option Agreements as specified under this Plan;

(iv)	to determine the period or periods of time during which the Restricted Stock may vest, the Designated Performance Criteria on which vesting may be dependent, the date on which shares of Restricted Stock are awarded and other matters to be determined by the Committee in connection with specific issuances of Restricted Stock and Restricted Stock Agreements as provided in this Plan; and

(v)	to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan.

      (c) Designation of Options. Except as otherwise provided herein, the Committee will designate any Option granted hereunder either as an ISO or as an NSO. To the extent that the Fair Market Value of Stock, determined at the time the Option is granted, with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its Subsidiaries) exceeds $100,000, such Option will be treated as an NSO.

      (d) Option Agreements. Options will be deemed granted hereunder only upon the execution and delivery of an Option Agreement by the Participant and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon the authorization of such grant by the Committee.

      (e) Restricted Stock Agreements. Restricted Stock will be issued hereunder only upon the execution and delivery of a Restricted Stock Agreement by the Restricted Stockholder and a duly authorized officer of the Company. Restricted Stock will not be deemed issued merely upon the authorization of such issuance by the Committee.

5. Shares Reserved for Options and Restricted Stock. Subject to Sections 8 and 11 of this Plan, the aggregate number of shares of Option Stock and Restricted Stock that may be issued and outstanding pursuant to the exercise of Options under this Plan (the “Option and Restricted Stock Pool”) will not exceed 2,000,000 shares. The maximum number of shares of Option Stock and Restricted Stock which may be subject to one or more awards to a single Eligible Person shall not exceed 800,000 shares in the aggregate. Shares of Option Stock withheld as payment of an Option Price as described in subsection 6(d) by the Company and shares of Restricted Stock that may be forfeited, as described in subsection 7(c) may be added back into the Option and Restricted Stock Pool and reissued. Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired may also be added back into the Option and Restricted Stock Pool to be available for issuance.

6. Terms of Stock Option Agreements. Each Option granted pursuant to this Plan will be evidenced by an Option Agreement between the Company and the Eligible Person to whom such Option is granted, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Apart from making copies of this Plan and Option Agreements under this Plan available to the Eligible Person, the Company shall have no obligation to explain the terms and conditions of the Plan or Option Agreements, including, not by way of limitation, the terms of vesting, the available methods for exercising Options and the timing of an Option’s expiration. Without limiting the foregoing, the following terms and conditions will be considered a part of each Option Agreement (unless otherwise stated therein):

      (a) Covenants of Participant. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Plan will confer upon any Participant any right with respect to the continuation of his or her status as an employee, officer or director of the Company or its Subsidiaries.

      (b) Option Vesting Periods. Each Option Agreement will specify the period or periods of time within which each Option or portion thereof will first become exercisable (the “Option Vesting Period”). Unless otherwise indicated in an Option Agreement, all Options shall become vested and exercisable upon the effective date of a Hostile Change in Control of the Company.

      (c) Exercise of the Option.

(i)	Mechanics and Notice. Options may be exercised to the extent exercisable by giving written notice to the Company specifying the number of Options to be exercised, the date of the grant of the Option or Options to be exercised, the Option Price, the desired effective date of the exercise, the number of full shares of Option Stock to be retained by the Participant after exercise, and the method of payment. Once written notice complying with the requirements of this subsection is received, the Committee or its designee shall promptly notify the Participant of the amount of the Option Price and withholding taxes due, if either or both is applicable. Payment of any amounts owing shall be due immediately upon receipt of such notice.

(ii)	Withholding Taxes. As a condition to the issuance of shares of Option Stock upon exercise of an Option granted under this Plan, the Participant will pay to the Company in cash, through cashless exercise as described in subsection (d), or in such other form as the Committee may determine in its discretion, the amount of the Company’s Tax Withholding Liability, if any, associated with such exercise. The Committee may prescribe a specific method of payment of such withholding, in its discretion and may disallow such withholding through cashless exercise if it determines that the amount of shares being withheld pursuant to the cashless exercise exceeds the minimum amount of Tax Withholding Liability.

      (d) Payment of Option Price. Each Option Agreement will specify the Option Price, with respect to the exercise of Option Stock granted thereunder, which may be stated in terms of a fixed dollar amount, a percentage of Fair Market Value at the time of the grant, or such other method as determined by the Committee in its discretion. In no event will the Option Price for an ISO or NSO granted hereunder be less than the Fair Market Value (or, where an ISO Participant is a 10% Shareholder, one hundred ten percent (110%) of such Fair Market Value) of the Option Stock at the time such ISO or NSO is granted.

(i)	The Option Price will be payable to the Company in United States dollars in cash or by certified check or, such other legal consideration as may be approved by the Committee, in its discretion.

(ii)	The Committee, in its discretion, may permit a Participant to pay all or a portion of the Option Price and/or Tax Withholding Liability, if applicable, with respect to the exercise of an Option either by surrendering shares of Stock already owned by such Participant or by withholding shares of Option Stock, provided that the Committee determines that the Fair Market Value of such surrendered Stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or Tax Withholding Liability, as the case may be, to be paid for therewith. The Committee may require the Participant’s attestation of ownership of Stock for at least 6 months in order to permit exercise or payment of Tax Withholding Liability by withholding of Option Stock.

(iii)	The Committee, in its discretion may permit a Participant to pay all or a portion of the Option Price and/or Tax Withholding Liability by a broker-dealer to whom the Participant has submitted an exercise notice consisting of a fully endorsed Option.

(iv)	In the case of a payment of Option Price and/or Tax Withholding Liability by any means other than cash or certified check, the Participant’s election must be made on or prior to the date of exercise of the Stock Option and must be irrevocable.

      (e) Notice of Disqualifying Disposition. In the event of a Disqualifying Disposition, the Participant will promptly give written notice to the Company of such disposition including information regarding the number of shares involved, the exercise price of the underlying Option through which the shares were acquired and the date of the Disqualifying Disposition.

      (f) Termination of the Option. Except as otherwise provided herein, each Option Agreement will specify the period of time, to be determined by the Committee in its discretion, during which the Option granted therein will be exercisable, not to exceed ten years from the date of grant (the “Option Period”); provided that the Option Period will not exceed five years from the date of grant in the case of an ISO granted to a 10% Shareholder.

(i)	Timing of Termination. To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, subject to the discretion of the Committee, each Option will terminate, if earlier: (a) thirty days after the date that the Participant ceases to be an Eligible Person for any reason other than Cause, death or Disability; (b) immediately upon the Participant’s termination of employment for Cause; (c) 6 months after the date that the Participant ceases to be an Eligible Person by reason of such person’s death or Disability.

(ii)	Effect of Hostile Change in Control. Notwithstanding any other provision of this Plan, each Option will become fully exercisable upon the effective date of a Hostile Change in Control of the Company or a liquidation or dissolution of the Company.

      (g) Transferability of Options. ISOs will be subject to Transfer by the Participant only by will or the laws of descent and distribution. NSOs will be subject to Transfer by the Participant only by will or the laws of descent and distribution or, at the discretion of the Committee, by direct gift to a family member, or gift to a family trust or family partnership. The terms “family member,” “family trust” and “family partnership” shall have meanings consistent with Section 704 of the Code. Options will be exercisable only by the Participant during his or her lifetime, or, with respect to an NSO, by any of the recipients of the Transfers specifically permitted by this subsection (g).

      (h) Compliance with Law. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, and Option Stock may be issued pursuant to the exercise thereof by a Participant, only after there has been compliance with all applicable federal and state tax and securities laws. The right to exercise an Option will be further subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares of Option Stock called for by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Option Stock, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Committee, in its discretion.

      (i) Stock Certificates. Certificates representing the Option Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate this Plan’s provisions. The Company may place a “stop transfer” order against shares of the Option Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this subsection (i) have been complied with.

      (j) Non-Compete. The Committee, in its discretion, may, as a condition to the grant of an Option, require that the Participant enter into a covenant not to compete, a non-disclosure agreement or a Confidential Information Agreement with the Company and its Subsidiaries, which shall become effective on the date of termination of employment of the Participant with the Company, or any other date the Committee designates, and which shall contain such terms and conditions as the Committee specifies.

      (k) Other Provisions. The Option Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, rights of first refusal and other restrictions on Transfer of Option Stock issued upon exercise of any Options granted hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

7. Terms of Restricted Stock Agreements. Each issuance of Restricted Stock pursuant to this Plan will be evidenced by a Restricted Stock Agreement between the Company and the Eligible Person to whom such Restricted Stock is to be issued, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Each Restricted Stock Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

      (a) Covenants of Restricted Stockholder. Nothing contained in this Plan, any Restricted Stock Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Plan will confer upon any Restricted Stockholder any right with respect to the continuation of his or her status as an employee or officer of the Company or its Subsidiaries.

      (b) Restricted Stock Vesting Periods. Except as otherwise provided herein, each Restricted Stock Agreement may specify the period or periods of time within which shares of Restricted Stock will no longer be subject to the restrictions imposed under this Plan or any Restricted Stock Agreement (the “Restricted Stock Vesting Period”), as set forth in this subsection 7(b). A Restricted Stock Agreement may also specify Designated Performance Criteria which must be satisfied within the Restricted Stock Vesting Period. Restricted Stock Vesting Periods shall be determined by the Committee in its discretion and may be accelerated or shortened by the Committee in its discretion, but shall not exceed ten years for full vesting. All shares of Restricted Stock shall become immediately and fully vested upon a Hostile Change in Control of the Company.

      (c) Forfeiture of Restricted Stock. To the extent that the applicable Restricted Stock Vesting Period has not elapsed, each share of Restricted Stock, subject to the discretion of the Committee, shall be forfeited immediately as of the date the Restricted Stockholder ceases to be an Eligible Person for any reason.

      (d) Restrictions on Transfer of Restricted Stock.

(i)	General Rule on Transfers of Restricted Stock. Restricted Stock may be transferred only if required by law. All Transfers of Restricted Stock not meeting the conditions set forth in this subsection 7(d) are expressly prohibited.

(ii)	Effect of Prohibited Transfer. Any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this subsection 7(d), or exercise any other legal or equitable remedy.

(iii)	Escrow. The Committee may, in its discretion, require that the Restricted Stockholder deliver the certificate(s) for the Restricted Stock with a stock power executed in blank to the Secretary of the Company or his or her designee to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificate(s) may be held in escrow so long as the shares of Restricted Stock are subject to any restrictions under this Plan or under a Restricted Stock Agreement. Each Restricted Stockholder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Plan, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

      (e) Compliance with Law. Notwithstanding any other provision of this Plan, Restricted Stock may be issued pursuant to this Plan only after there has been compliance with all applicable federal and state tax and securities laws.

      (f) Stock Certificates. Certificates representing the Restricted Stock issued pursuant to this Plan will bear all legends required by law and necessary to effectuate this Plan’s provisions. The Company may place a “stop transfer” order against shares of the Restricted Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this subsection 7(f) have been complied with.

      (g) Non-Compete. The Committee, in its discretion, may, as a condition to the grant of a Restricted Stock, require that the Participant enter into a covenant not to compete, a non-disclosure agreement or a Confidential Information Agreement with the Company and its Subsidiaries, which shall become effective on the date of termination of employment of the Participant with the Company, or any other date the Committee designates, and which shall contain such terms and conditions as the Committee specifies.

      (h) Other Provisions. The Restricted Stock Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, covenants not to compete, rights of first refusal and other restrictions on Transfer of Restricted Stock issued hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

8. Adjustments Upon Changes in Stock. In the event of any change in the outstanding Stock of the Company as a result of a merger, reorganization, stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made:

      (a) in the aggregate number of shares of Option Stock and Restricted Stock in the Option and Restricted Stock Pool;

      (b) in the Option Price and the number of shares of Option Stock that may be purchased pursuant to an outstanding Option granted hereunder;

      (c) in the number of shares of Restricted Stock subject to a Restricted Stock Agreement;

      (d) in the exercise price of any rights of repurchase or of first refusal under this Plan; and

      (e) with respect to other rights and matters determined on a per share basis under this Plan or any associated Option Agreement or Restricted Stock Agreement.

      Any such adjustments will be made only by the Committee, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options and Restricted Stock then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

9. Proceeds from Sale of Option Stock. Cash proceeds from the sale of shares of Option Stock issued from time to time upon the exercise of Options granted pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.

10. Modification, Extension and Renewal of Options and Restricted Stock. Subject to the terms and conditions and within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options or Restricted Stock granted under this Plan, but in no event may the Committee change the Option Price as stated in the Option Agreement, if expressed as a fixed dollar amount, or the manner in which the Option Price is to be calculated as stated in the Option Agreement, if expressed as a percentage of Fair Market Value at the time of the grant or otherwise. Notwithstanding the foregoing, no modification of any Option or Restricted Stock will, without the consent of the holder of the Option or Restricted Stockholder, alter or impair any rights or obligations under any Option or Restricted Stock previously granted under this Plan.

11. Amendment and Discontinuance. The Committee may amend, and the Board may suspend or discontinue, this Plan at any time, provided that:

      (a) No such action may, without the approval of the shareholders of the Company, increase the maximum total number of shares of Option Stock or Restricted Stock that may be granted to an individual over the term of this Plan, or materially increase (other than by reason of an adjustment pursuant to Section 8 hereof) the aggregate number of shares of Option Stock and Restricted Stock in the Option and Restricted Stock Pool that may be granted pursuant to this Plan;

      (b) No action of the Committee will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Committee specifically declares such action to be made for that purpose;

      (c) No action of the Committee shall alter or impair any Option or Restricted Stock previously granted under this Plan without the consent of such affected Participant.

12. Plan Binding upon Successors. This Plan shall be binding upon and inure to the benefit of the Company, its Subsidiaries, and their respective successors and assigns, and Eligible Persons and their respective assigns, personal representatives, heirs, legatees and beneficiaries.

13. Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to be exempt from short-swing profit liability. To the extent that any transaction made pursuant to the Plan may give rise to short-swing profit liability, the Committee may deem such transaction to be null and void, to the extent permitted by law and deemed advisable by the Committee.

14. Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company:

      (a) On the date it is personally delivered to the Secretary of the Company at its principal executive offices; or

      (b) Three business days after it is sent by registered or certified mail; postage prepaid, addressed to the Secretary at such offices.

and to a Participant:

      (c) On the date it is personally delivered to him or her; or

      (d) Three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

15. Governing Law. This Plan will be governed by, and construed in accordance with, the laws of the State of Michigan, without regard to its conflict of laws provisions.

16. Copies of Plan. A copy of this Plan will be delivered to each Participant at or before the time he or she executes an Option Agreement.

Date Plan Adopted by Board of Directors:

Date Plan Approved by Shareholders:

PROXY	PROXY

MEADOWBROOK INSURANCE GROUP, INC.

Proxy for 2004 Annual Meeting of Stockholders
To be held May 11, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
MEADOWBROOK INSURANCE GROUP, INC.

     The undersigned stockholder of MEADOWBROOK INSURANCE GROUP, INC. (the “Company”) hereby appoints MERTON J. SEGAL, ROBERT S. CUBBIN or MICHAEL G. COSTELLO, jointly and severally, the attorney and proxies of the undersigned stockholder, with the full power of substitution, to vote all of the shares of common stock of the Company standing in the name of the undersigned stockholder at the close of business on March 16, 2004, at the 2004 Annual Meeting (the “Annual Meeting”) of the stockholders of the Company to be held on Tuesday, May 11, 2004 and at any adjournments thereof, with all the powers the undersigned stockholder would possess if then, and there present.

     The undersigned stockholder acknowledges receipt of the Notice of the 2004 Annual Meeting and Proxy Statement, both dated April 5, 2004.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.

(Continued and to be signed on reverse)

MEADOWBROOK INSURANCE GROUP, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.	Election of Directors:
	Nominees:	Joseph S. Dresner Ralph Milo David K. Page Herbert Tyner Merton J. Segal	For All ☐	Withhold All ☐	For All Except ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) of such nominee(s) below.)

2.	Ratification of the Appointment of Independent Accountants. (Please mark one)	For ☐	Against ☐	Abstain ☐

3.	Approval of the Amendment and Restatement of the 1995 and 2002 Stock Option Plans to permit Restricted Stock Awards.	For ☐	Against ☐	Abstain ☐

If no choice is specified, this Proxy will be voted FOR the election of the nominees listed; FOR the ratification of the appointment of PricewaterhouseCoopers LLP, as the Company’s independent accountants for the year ending 2004; and FOR approval of the Amendment and Restatement of the 1995 and 2002 Stock Option Plans to permit Restricted Stock Awards.
Date:

Signature(s)

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

é FOLD AND DETACH HERE é

YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN
THE ENCLOSED ENVELOPE PROMPTLY.